Exhibit No. 10.10

THIS AMENDING AGREEMENT made as of the 1st day of April, 2015 (the “Amending Agreement”).

BETWEEN:	(1)	ROYAL BANK OF CANADA,
		a Canadian chartered bank

		(hereinafter referred to as the “Bank”)

AND:	(2)	BARNWELL OF CANADA, LIMITED,
		incorporated under the laws of the State of Delaware

		(hereinafter referred to as the “Borrower”)

WHEREAS the Bank has made available to the Borrower a credit facility pursuant to a credit agreement between the parties hereto dated May 11, 2006 (the “Original Credit Agreement”), as amended to date (each amendment being an “Amendment”, (collectively, the Original Credit Agreement and each Amendment being the “Credit Agreement”);
AND WHEREAS the Bank and the Borrower have agreed to extend the Term Date and to make certain other changes to the Credit Agreement;
NOW THEREFORE, for valuable consideration received and in consideration of the mutual promises contained in this Amending Agreement, the parties hereto, subject to the terms of this Amending Agreement, hereby amend the Credit Agreement as follows:

1.	DEFINITIONS:
Except as otherwise expressly provided herein, words and expressions defined in the Credit Agreement, when used in this Amending Agreement or in the recitals hereto, have the meanings given to them in the Credit Agreement. All references to pages, lines, sections and headings are to pages, lines, sections and headings of the Credit Agreement.

2.	AMENDMENTS TO THE CREDIT AGREEMENT:
The following amendments are hereby made to the Credit Agreement:

(a)	In the section headed “Credit Facility”, delete $11,800,000 and replace with $6,500,000.

(b)	in Schedule “A” headed “Definitions, delete the date reference in the definition “Term Date” and replace with “April 29, 2016”; and

3.	CONDITIONS PRECEDENT:
The conditions precedent to the obligations of the Bank under this Amending Agreement are that the Bank shall have received (i) a copy of this Amending Agreement duly executed by the Borrower, and (ii) the sum of $6,500 by way of payment of an extension fee, in each case on or before April 29, 2015.

4.	REPRESENTATIONS AND WARRANTIES:
The execution of this Amending Agreement shall be deemed for all purposes to constitute:

(a)	fresh representations and warranties by the Borrower in the terms contained in the Credit Agreement; and

(b)
the Borrower’s confirmation that no event which constitutes, or which, with the giving of notice and/or lapse of time, would constitute an Event of Default, has occurred and is continuing or would result by reason of the execution of and delivery of this Amending Agreement.

5.	FURTHER ACTS:
The Borrower and the Bank agree to do all such further acts or things and to execute and to deliver all such deeds, instruments and other writings as may be necessary or advisable to give full effect to this Amending Agreement.

6.	INCORPORATION:
Upon the provisions of this Amending Agreement coming into force, this Amending Agreement shall be construed as one with the Credit Agreement. Accordingly, the Credit Agreement shall, where the context so requires, be read and construed throughout so as to incorporate the amendments set out herein.

7.	RATIFICATION OF THE CREDIT AGREEMENT:
Except as amended by this Amending Agreement, all terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed in every respect. The Borrower further ratifies and confirms execution of the Original Credit Agreement and each Amendment as proper acts of the Borrower.

8.	NON WAIVER:
Nothing contained herein shall be deemed to be a waiver by the Bank of any Event of Default or of any breach of any covenant or other term or condition of the Credit Agreement or any security agreement given in connection therewith, or a waiver of, or to alter, affect or prejudice any right or remedy of the Bank.

9.	GOVERNING LAW:
The agreement embodied in this Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. The Borrower attorns to the jurisdiction of the courts of the Province of Alberta.

10.	SUCCESSORS AND ASSIGNS:
This Amending Agreement shall enure to the benefit of and be binding on the parties and their successors and permitted assigns.

11.	COUNTERPARTS:
This Amending Agreement may be executed in any number of counterparts, including via facsimile transmission, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF the parties hereto have duly executed this Amending Agreement as of the date first written above.

ROYAL BANK OF CANADA

By:	/s/ Maria Hushovd
Name: Maria Hushovd
Authorized Signatory

BARNWELL OF CANADA, LIMITED

By:	/s/ Russell M. Gifford
Title:	Vice President & Chief Financial Officer

By:	/s/ Lloyd Arnason
Title:	President & Chief Operating Officer
Barnwell of Canada Limited

We have the authority to bind the Borrower.
We acknowledge the terms and conditions of this Amending Agreement this 10th day of April, 2015.

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
Title:	Executive Vice President & Chief Financial Officer

By:	/s/ Alexander C. Kinzler
Title:	President & Chief Operating Officer

We have the authority to bind the Guarantor.

THIS AMENDING AGREEMENT made as of the 23rd day of April, 2014 (the “Amending Agreement”).

BETWEEN:	(1)	ROYAL BANK OF CANADA,
		a Canadian chartered bank

		(hereinafter referred to as the “Bank”)

AND:	(2)	BARNWELL OF CANADA, LIMITED,
		incorporated under the laws of the State of Delaware

		(hereinafter referred to as the “Borrower”)

WHEREAS the Bank has made available to the Borrower a credit facility pursuant to a credit agreement between the parties hereto dated May 11, 2006 (the “Original Credit Agreement”), as amended to date (each amendment being an “Amendment”, (collectively, the Original Credit Agreement and each Amendment being the “Credit Agreement”);
AND WHEREAS the Bank and the Borrower have agreed to extend the Term Date and to make certain other changes to the Credit Agreement;
NOW THEREFORE, for valuable consideration received and in consideration of the mutual promises contained in this Amending Agreement, the parties hereto, subject to the terms of this Amending Agreement, hereby amend the Credit Agreement as follows:

1.	DEFINITIONS:
Except as otherwise expressly provided herein, words and expressions defined in the Credit Agreement, when used in this Amending Agreement or in the recitals hereto, have the meanings given to them in the Credit Agreement. All references to pages, lines, sections and headings are to pages, lines, sections and headings of the Credit Agreement.

2.	AMENDMENTS TO THE CREDIT AGREEMENT:
The following amendments are hereby made to the Credit Agreement:

(a)	In the section headed “Credit Facility”, delete $20,000,000 and replace with $11,800,000.

(b)	in Schedule “A” headed “Definitions”, delete the date reference in the definition “Term Date” and replace with “April 29, 2015”; and

3.	CONDITIONS PRECEDENT:
The conditions precedent to the obligations of the Bank under this Amending Agreement are that the Bank shall have received (i) a copy of this Amending Agreement duly executed by the Borrower, and (ii) the sum of $11,800 by way of payment of an extension fee, in each case on or before April 29, 2014.

4.	REPRESENTATIONS AND WARRANTIES:
The execution of this Amending Agreement shall be deemed for all purposes to constitute:

(a)	fresh representations and warranties by the Borrower in the terms contained in the Credit Agreement; and

(b)
the Borrower’s confirmation that no event which constitutes, or which, with the giving of notice and/or lapse of time, would constitute an Event of Default, has occurred and is continuing or would result by reason of the execution of and delivery of this Amending Agreement.

5.	FURTHER ACTS:
The Borrower and the Bank agree to do all such further acts or things and to execute and to deliver all such deeds, instruments and other writings as may be necessary or advisable to give full effect to this Amending Agreement.

6.	INCORPORATION:
Upon the provisions of this Amending Agreement coming into force, this Amending Agreement shall be construed as one with the Credit Agreement. Accordingly, the Credit Agreement shall, where the context so requires, be read and construed throughout so as to incorporate the amendments set out herein.

7.	RATIFICATION OF THE CREDIT AGREEMENT:
Except as amended by this Amending Agreement, all terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed in every respect. The Borrower further ratifies and confirms execution of the Original Credit Agreement and each Amendment as proper acts of the Borrower.

8.	NON WAIVER:
Nothing contained herein shall be deemed to be a waiver by the Bank of any Event of Default or of any breach of any covenant or other term or condition of the Credit Agreement or any security agreement given in connection therewith, or a waiver of, or to alter, affect or prejudice any right or remedy of the Bank.

9.	GOVERNING LAW:
The agreement embodied in this Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. The Borrower attorns to the jurisdiction of the courts of the Province of Alberta.

10.	SUCCESSORS AND ASSIGNS:
This Amending Agreement shall enure to the benefit of and be binding on the parties and their successors and permitted assigns.

11.	COUNTERPARTS:
This Amending Agreement may be executed in any number of counterparts, including via facsimile transmission, and all such counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature page follows]

IN WITNESS WHEREOF the parties hereto have duly executed this Amending Agreement as of the date first written above.

ROYAL BANK OF CANADA

By: /s/ Maria Hushovd
Maria Hushovd
Authorized Signatory

BARNWELL OF CANADA, LIMITED

By: /s/ Russell M. Gifford

Title: Vice President & Chief Financial Officer

We have the authority to bind the Borrower.
We acknowledge the terms and conditions of this Amending Agreement this 29th day of April, 2014.

BARNWELL INDUSTRIES, INC.

By: /s/ Russell M. Gifford

Title: Executive Vice President & Chief Financial Officer

We have the authority to bind the Guarantor.

THIS AMENDING AGREEMENT made as of the 22 day of March, 2013 (the “Amending Agreement”).

BETWEEN:	(1)	ROYAL BANK OF CANADA,
		a Canadian chartered bank

		(hereinafter referred to as the “Bank”)

AND:	(2)	BARNWELL OF CANADA, LIMITED,
		incorporated under the laws of the State of Delaware

		(hereinafter referred to as the “Borrower”)

WHEREAS the Bank has made available to the Borrower a credit facility pursuant to a credit agreement between the parties hereto dated May 11, 2006 (the “Original Credit Agreement”), as amended to date (each amendment being an “Amendment”, (collectively, the Original Credit Agreement and each Amendment being the “Credit Agreement”);
AND WHEREAS the Bank and the Borrower have agreed to extend the Term Date and to make certain other changes to the Credit Agreement;
NOW THEREFORE, for valuable consideration received and in consideration of the mutual promises contained in this Amending Agreement, the parties hereto, subject to the terms of this Amending Agreement, hereby amend the Credit Agreement as follows:

1.	DEFINITIONS:
Except as otherwise expressly provided herein, words and expressions defined in the Credit Agreement, when used in this Amending Agreement or in the recitals hereto, have the meanings given to them in the Credit Agreement. All references to pages, lines, sections and headings are to pages, lines, sections and headings of the Credit Agreement.

2.	AMENDMENTS TO THE CREDIT AGREEMENT:
The following amendments are hereby made to the Credit Agreement:

(a)	In the section headed “Credit Facility”, delete clause (e) in its entirety and replace with “(e) Letters of Credit and Letters of Guarantee in Canadian currency or US currency”.;

(b)	throughout the Credit Agreement, except in the Schedules, whenever the defined term “LC” is used, add the words “or LGs” immediately thereafter;

(c)	in the section headed “Calculation and Payment of Interest and Fees” delete the heading “LCs” and the immediately following paragraph and replace with:
“LC and LG Fees
The Borrower shall pay an LC or LG fee on the date of issuance of such LC or LG in Canadian Dollars. Such fee shall be calculated on the face amount of the LC or LG issued (converted into the Equivalent Amount thereof in Canadian Dollars) and based on the number of days in the term thereof and a year of 365 days.”;

(d)	in Schedule “A” headed “Definitions”, add the following immediately after the definition “Letter of Credit” or “LC”:
“Letter of Guarantee” or “LG” means a letter of guarantee issued by the Bank on behalf of the Borrower for the purpose of providing security to a third party that the Borrower will perform a contractual or financial obligation owed to such third party”;

(e)	in Schedule “A” headed “Definitions, delete the date reference in the definition “Term Date” and replace with “April 29, 2014”; and

(f)	in Schedule “C”, add the words “or LG” immediately following each use of the defined term “LC”.

3.	CONDITIONS PRECEDENT:
The conditions precedent to the obligations of the Bank under this Amending Agreement are that the Bank shall have received (i) a copy of this Amending Agreement duly executed by the Borrower, and (ii) the sum of $20,000 by way of payment of an extension fee, in each case on or before April 20, 2013.

4.	REPRESENTATIONS AND WARRANTIES:
The execution of this Amending Agreement shall be deemed for all purposes to constitute:

(a)	fresh representations and warranties by the Borrower in the terms contained in the Credit Agreement; and

(b)	the Borrower’s confirmation that no event which constitutes, or which, with the giving of notice and/or lapse of time, would constitute an Event of Default, has occurred and is continuing or would result by reason of the execution of and delivery of this Amending Agreement.

5.	FURTHER ACTS:
The Borrower and the Bank agree to do all such further acts or things and to execute and to deliver all such deeds, instruments and other writings as may be necessary or advisable to give full effect to this Amending Agreement.

6.	INCORPORATION:
Upon the provisions of this Amending Agreement coming into force, this Amending Agreement shall be construed as one with the Credit Agreement. Accordingly, the Credit Agreement shall, where the context so requires, be read and construed throughout so as to incorporate the amendments set out herein.

7.	RATIFICATION OF THE CREDIT AGREEMENT:
Except as amended by this Amending Agreement, all terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed in every respect. The Borrower further ratifies and confirms execution of the Original Credit Agreement and each Amendment as proper acts of the Borrower.

8.	NON WAIVER:
Nothing contained herein shall be deemed to be a waiver by the Bank of any Event of Default or of any breach of any covenant or other term or condition of the Credit Agreement or any security agreement given in connection therewith, or a waiver of, or to alter, affect or prejudice any right or remedy of the Bank.

9.	GOVERNING LAW:
The agreement embodied in this Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. The Borrower attorns to the jurisdiction of the courts of the Province of Alberta.

10.	SUCCESSORS AND ASSIGNS:
This Amending Agreement shall enure to the benefit of and be binding on the parties and their successors and permitted assigns.

11.	COUNTERPARTS:
This Amending Agreement may be executed in any number of counterparts, including via facsimile transmission, and all such counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature page follows]

IN WITNESS WHEREOF the parties hereto have duly executed this Amending Agreement as of the date first written above.

ROYAL BANK OF CANADA

By: /s/ Debra Giles
Debra Giles
Authorized Signatory

BARNWELL OF CANADA, LIMITED

By: /s/ Russell M. Gifford

Title: Vice President & Chief Financial Officer

We have the authority to bind the Borrower.
We acknowledge the terms and conditions of this Amending Agreement this 28th day of March, 2013.

BARNWELL INDUSTRIES, INC.

By: /s/ Russell M. Gifford

Title: Executive Vice President & Chief Financial Officer

We have the authority to bind the Guarantor.

Royal Bank of Canada 3900 Bankers Hall West 888 – 3rd Street S.W. Calgary, Alberta T2P 5C5 Tel: (403) 292-2093 Fax: (403) 292-3234

Debra Giles Corporate Banking

Private and Confidential
February 8, 2012
Barnwell of Canada, Limited
c/o Barnwell Industries, Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA 96813
Attention:    R.M. Gifford, Executive Vice President and Chief Financial Officer
Dear Sirs:

Re:	Amendment to Letter Agreement dated May 11, 2006, as amended on May 9, 2007, April 11, 2008, March 25, 2009, April 9, 2010 and March 31, 2011 (collectively, the “Letter Agreement”)

We refer to the Letter Agreement dated May 11, 2006, as amended on May 9, 2007, April 11, 2008, March 25, 2009, April 9, 2010 and March 31, 2011 (collectively, the “Letter Agreement”) between Barnwell of Canada, Limited, as the Borrower, and Royal Bank of Canada, (the “Bank”), and in particular to the Interest Rates and Fees section of the Letter Agreement. Terms and expressions defined in the Letter Agreement, which are used and not otherwise defined herein, shall have the same meanings ascribed to them as in the Letter Agreement.
This letter will confirm that:

(a)	the section of the Letter Agreement entitled “INTEREST RATES AND FEES” is amended by:

(i)	deleting the subsection thereof entitled “During the Revolving Period” and replacing same with the following:

“During the Revolving Period

RBP Loans:	RBP plus 1.50% per annum
RBUSBR Loans:	RBUSBR plus 1.50% per annum
BAs:	Acceptance fee of 2.50% per annum
Libor Loans:	Libor plus 2.50% per 360 day period
LCs:	fee to be quoted by the Bank at the time of issue of each
LC.

During the Term Period and upon the occurrence of an Event of Default the above rates and fees shall, in all cases, increase by 50 Basis Points; and

(ii)	deleting from the subsection thereof entitled “Standby Fee” the reference to “68.78 bps” and replacing same with “62.50 bps”.

(b)	as of the date of this agreement the Term Date is April 30, 2013.
The obligation of the Bank to give effect to the provisions of this Sixth Amending Agreement is subject to and conditional upon satisfaction of the following:

(a)	the Bank has received payment of an extension fee of $20,000; and

(b)	the Bank has received a duly executed copy of this Sixth Amending Agreement.
This Sixth Amending Agreement is effective as of April 30, 2012.
All other terms and conditions outlined in the Letter Agreement remain unchanged and in full force and effect.
Please confirm your acceptance of this Sixth Amending Agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned on or before April 13, 2012.

Yours truly,

/s/ Debra Giles
Debra Giles
Authorized Signatory

We acknowledge and accept the foregoing terms and conditions as of February 22, 2012.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

I/We have authority to bind the corporation.
We acknowledge and accept the foregoing terms and conditions, as Guarantor, as of February 22, 2012.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

I/We have authority to bind the corporation.

Royal Bank of Canada Corporate Banking Suite 3900, 888 – 3rd Street S.W. Calgary, Alberta T2P 5C5 Tel: (403) 292-2093 Fax: (403) 292-3234

Debra Giles Corporate Banking

March 31, 2011
Private and Confidential
Barnwell of Canada, Limited
c/o Barnwell Industries, Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA 96813
Attention:    R.M. Gifford

Executive Vice President and Chief Financial Officer
Dear Sirs:

Re:	Amendment to Letter Agreement dated May 11, 2006, as amended on May 9, 2007, April 11, 2008, March 25, 2009 and April 9, 2010 (collectively, the “Letter Agreement”)

We refer to the Letter Agreement dated May 11, 2006, as amended on May 9, 2007, April 11, 2008, March 25, 2009 and April 9, 2010 (collectively, the “Letter Agreement”) between Barnwell of Canada, Limited, as the Borrower, and Royal Bank of Canada, (the “Bank”), and in particular to the Interest Rates and Fees section of the Letter Agreement. Terms and expressions defined in the Letter Agreement, which are used and not otherwise defined herein, shall have the same meanings ascribed to them as in the Letter Agreement.
This letter will confirm that:

(a)	the section of the Letter Agreement entitled “INTEREST RATES AND FEES” is amended by:

(i)	deleting the subsection thereof entitled “During the Revolving Period” and replacing same with the following:
“During the Revolving Period

RBP Loans:	RBP plus 1.75% per annum
RBUSBR Loans:	RBUSBR plus 1.75% per annum
BAs:	Acceptance fee of 2.75% per annum
Libor Loans:	Libor plus 2.75% per 360 day period
LCs:	fee to be quoted by the Bank at the time of issue of each LC.

During the Term Period and upon the occurrence of an Event of Default the above rates and fees shall, in all cases, increase by 50 Basis Points; and

(ii)	deleting from the subsection thereof entitled “Standby Fee” the reference to “81.25 bps” and replacing same with “68.75 bps”.

(b)	as of the date of this agreement the Term Date is April 27, 2012.
The obligation of the Bank to give effect to the provisions of this Fifth Amending Agreement is subject to and conditional upon satisfaction of the following:

(a)	the Bank has received payment of an extension fee of $30,000; and

(b)	the Bank has received a duly executed copy of this Fifth Amending Agreement.
This Fifth Amending Agreement is effective as of April 28, 2011.
All other terms and conditions outlined in the Letter Agreement remain unchanged and in full force and effect.
Please confirm your acceptance of this Fifth Amending Agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned on or before April 25, 2011.

Yours truly,

/s/ Debra Giles
Debra Giles
Authorized Signatory

We acknowledge and accept the foregoing terms and conditions as of April 6, 2011.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

I/We have authority to bind the corporation.
We acknowledge and accept the foregoing terms and conditions, as Guarantor, as of April 6, 2011.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

I/We have authority to bind the corporation.

Royal Bank of Canada Corporate Banking Suite 1100, Bankers Hall West 888 – 3rd Street S.W. Calgary, AB T2P 5C5

April 9, 2010
Private and Confidential
Barnwell of Canada, Limited
c/o Barnwell Industries, Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA 96813
Attention:    R.M. Gifford, Executive Vice President and Chief Financial Officer
Dear Sirs:

Re:	Amendment to Letter Agreement dated May 11, 2006, as amended on May 9, 2007, April 11, 2008 and March 25, 2009 (collectively, the “Letter Agreement”)

We refer to the Letter Agreement dated May 11, 2006, as amended on May 9, 2007, April 11, 2008 and March 25, 2009 (collectively, the “Letter Agreement”) between Barnwell of Canada, Limited, as the Borrower, and Royal Bank of Canada, (the “Bank”), and in particular to the Interest Rates and Fees section of the Letter Agreement. Terms and expressions defined in the Letter Agreement, which are used and not otherwise defined herein, shall have the same meanings ascribed to them in the Letter Agreement.
This letter will confirm that:

(a)	the section of the Letter Agreement entitled “INTEREST RATES AND FEES” is amended by:

(i)	deleting the subsection thereof entitled “During the Revolving Period” and replacing same with the following:
“During the Revolving Period

RBP Loans:	RBP plus 2.25% per annum
RBUSBR Loans:	RBUSBR plus 2.25% per annum
BAs:	Acceptance fee of 3.25% per annum
Libor Loans:	Libor plus 3.25% per 360 day period
LCs:	fee to be quoted by the Bank at the time of issue of each LC.

During the Term Period and upon the occurrence of an Event of Default the above rates and fees shall, in all cases, increase by 50 Basis Points.”; and

(ii)	deleting from the subsection thereof entitled “Standby Fee” the reference to “100 bps” and replacing same with “81.25 bps”.

(b)	as of the date of this agreement the Term Date is April 28, 2011.
The obligation of the Bank to give effect to the provisions of this Fourth Amending Agreement is subject to and conditional upon satisfaction of the following:

(a)	the Bank has received payment of an extension fee of $50,000; and

(b)	the Bank has received a duly executed copy of this Fourth Amending Agreement.
This Fourth Amending Agreement is effective as of April 29, 2010.
All other terms and conditions outlined in the Letter Agreement remain unchanged and in full force and effect.
Please confirm your acceptance of this Fourth Amending Agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned on or before April 26, 2010.

Yours truly,

/s/ Debra Giles
Debra Giles
Authorized Signatory

We acknowledge and accept the foregoing terms and conditions as of April 12, 2010.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

I/We have authority to bind the corporation.
We acknowledge and accept the foregoing terms and conditions, as Guarantor, as of April 12, 2010.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

I/We have authority to bind the corporation.

Royal Bank of Canada Suite 1100, 888 – 3rd Street S.W. Calgary, Alberta T2P 5C5 Tel: (403) 292-2093 Fax: (403) 292-3234

Debra A. Giles Corporate Banking

March 25, 2009
Private and Confidential
Barnwell of Canada, Limited
c/o Barnwell Industries, Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA 96813
Attention:    R.M. Gifford, Vice President and Chief Financial Officer
Dear Sirs:

Re:	Amendment to Letter Agreement dated May 11, 2006, as amended on May 9, 2007 and April 11, 2008 (collectively, the “Letter Agreement”)

We refer to the Letter Agreement dated May 11, 2006, as amended on May 9, 2007 and April 11, 2008 (collectively, the “Letter Agreement”) between Barnwell of Canada, Limited, as the Borrower, and Royal Bank of Canada, (the “Bank”), and in particular to the Interest Rates and Fees section of the Letter Agreement. Terms and expressions defined in the Letter Agreement, which are used and not otherwise defined herein, shall have the same meanings ascribed to them in the Letter Agreement.
This letter will confirm that:

(a)	the section of the Letter Agreement entitled “INTEREST RATES AND FEES” is amended by:

(i)	deleting the subsection thereof entitled “During the Revolving Period” and replacing same with the following:

“During the Revolving Period

RBP Loans:	RBP plus 2.50% per annum
RBUSBR Loans:	RBUSBR plus 2.50% per annum
BAs:	Acceptance fee of 3.50% per annum
Libor Loans:	Libor plus 3.50% per 360 day period
LCs:	fee to be quoted by the Bank at the time of issue of each LC.
During the Term Period and upon the occurrence of an Event of Default the above rates and fees shall, in all cases, increase by 50 Basis Points”; and

(ii)	deleting from the subsection thereof entitled “Standby Fee” the reference to “35 bps” and replacing same with “100 bps”.

(b)	as of the date of this agreement the Term Date is April 29, 2010.
The obligation of the Bank to give effect to the provisions of this Third Amending Agreement is subject to and conditional upon satisfaction of the following:

(a)	the Bank has received payment of an extension fee of $70,000; and

(b)	the Bank has received a duly executed copy of this Third Amending Agreement.
This Third Amending Agreement is effective as of April 30, 2009.
All other terms and conditions outlined in the Letter Agreement remain unchanged and in full force and effect.
Please confirm your acceptance of this Third Amending Agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned on or before April 9, 2009.

Yours truly,

/s/ Debra Giles
Debra Giles
Authorized Signatory

We acknowledge and accept the foregoing terms and conditions as of April 1, 2009.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

I/We have authority to bind the corporation.
We acknowledge and accept the foregoing terms and conditions, as Guarantor, as of April 1, 2009.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

I/We have authority to bind the corporation.

Suite 1100, Bankers Hall West 888 – 3rd Street S.W. Calgary, Alberta T2P 5C5 Tel: (403) 292-2093 Fax: (403) 292-3234

Debra A. Giles Corporate Banking

April 11, 2008
Private and Confidential
Barnwell of Canada, Limited
c/o Barnwell Industries, Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA 96813
Attention:    R.M. Gifford, Vice President and Chief Financial Officer
Dear Sirs:

Re:	Amendment to Letter Agreement dated May 11, 2006, as amended by an Amending Agreement dated as of May 9, 2007 (collectively, the “Letter Agreement”)

We refer to the Letter Agreement dated May 11, 2006, as amended by an Amending Agreement dated as of May 9, 2007 (collectively, the “Letter Agreement”) between Barnwell of Canada, Limited, as the Borrower, and Royal Bank of Canada, (the “Bank”), and in particular to the Interest Rates and Fees, and Extension of Credit Facility sections of the Letter Agreement. Terms and expressions defined in the Letter Agreement, which are used and not otherwise defined herein, shall have the same meanings ascribed to them in the Letter Agreement.
This letter will confirm that:

(a)	the section of the Letter Agreement entitled “INTEREST RATES AND FEES” is amended by:

(i)	deleting the subsection thereof entitled “During the Revolving Period” and replacing same with the following:

“During the Revolving Period

RBP Loans:	RBP plus 0.75% per annum
RBUSBR Loans:	RBUSBR plus 0.75% per annum
BAs:	Acceptance fee of 2.00% per annum
Libor Loans:	Libor plus 2.00% per 360 day period
LCs:	fee to be quoted by the Bank at the time of issue of each LC.

During the Term Period and upon the occurrence of an Event of Default the above rates and fees shall, in all cases, increase by 25 Basis Points”; and

(ii)	deleting from the subsection thereof entitled “Standby Fee” the reference to “25 bps” and replacing same with “35 bps”.

(b)	the section of the Letter Agreement entitled “EXTENSION OF CREDIT FACILITY” is amended by deleting the section and replacing same with the following:
“The Borrower may request an extension of the Term Date by sending the Bank a written request by no earlier than 90 and no later than 60 days prior to the then current Term Date and the Bank may, in its sole discretion, agree to extend Term Date for a further period of 364 days. The Bank shall advise the Borrower by written notice of its decision regarding the extension of the Term Date by no later than 10 Business Days prior to the then current Term Date.”

(c)	as of the date of this agreement the Term Date is April 30, 2009.
This Second Amending Agreement is effective as of April 30, 2008.
All other terms and conditions outlined in the Letter Agreement remain unchanged and in full force and effect.
Please confirm your acceptance of this Second Amending Agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned on or before April 18, 2008.

Yours truly,

/s/ Debra Giles
Debra Giles
Authorized Signatory

We acknowledge and accept the foregoing terms and conditions as of April 18, 2008.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

I/We have authority to bind the corporation.
We acknowledge and accept the foregoing terms and conditions, as Guarantor, as of April 18, 2008.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

I/We have authority to bind the corporation.

Royal Bank of Canada Energy Banking Centre 11th Floor, 335 - 8th Avenue S.W. Calgary, Alberta T2P 1C9 Tel: (403) 292-3210 Fax: (403) 292-3436 email: Christopher.rice@rbc.com

May 9, 2007
Private and Confidential
Barnwell of Canada, Limited
c/o Barnwell Industries, Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA 96813
Attention:    R.M. Gifford, Vice President and Chief Financial Officer
Dear Sirs:
Re:    Amendment to Letter Agreement dated May 11, 2006
We refer to the Letter Agreement dated May 11, 2006 between Barnwell of Canada, Limited, as the borrower, and Royal Bank of Canada, (the “Bank”) (the “Letter Agreement”), and in particular to the Interest Rates and Fees, Security, Representations and Warranties, Reporting Covenants and General Covenants sections of the Letter Agreement as well as to Schedule “A” thereto. Terms and expressions defined in the Letter Agreement, which are used and not otherwise defined herein, shall have the same meanings ascribed to them in the Letter Agreement.
This letter will confirm that:

(a)	the section of the Letter Agreement entitled “INTEREST RATES AND FEES” is amended by:

(i)	deleting the subsection thereof entitled “During the Revolving Period” and replacing same with the following:
“During the Revolving Period

RBP Loans:	RBP plus 0.25% per annum
RBUSBR Loans:	RBUSBR plus 0.25% per annum
BAs:	Acceptance fee of 1.50% per annum
Libor Loans:	Libor plus 1.50% per 360 day period
LCs:	fee to be quoted by the Bank at the time of issue of each LC.

During the Term Period and upon the occurrence of an Event of Default the above rates and fees shall, in all cases, increase by 25 Basis Points.”; and

(ii)	deleting from the subsection thereof entitled “Standby Fee” the reference to “50 bps” and replacing same with “25 bps”.

(b)	the section of the Letter Agreement entitled “SECURITY” is amended by deleting section (a) thereof and replacing same with the following:

(i)	“(a) general security agreement, including a floating charge on land, granted by the Borrower to the Bank;”; and

(ii)	by deleting sections (d), (e) and (f) thereof;

(c)	the section of the Letter Agreement entitled “REPRESENTATIONS AND WARRANTIES” is amended by adding to the end thereto the following:

“(o)
all annual audited consolidated financial statements for the Guarantor and all quarterly unaudited financial statements of the Guarantor and for the Borrower provided to the Bank pursuant to this agreement shall be prepared in accordance with GAAP.”

(d)	the section of the Letter Agreement entitled “REPORTING COVENANTS” is amended by adding to the end of section (a) thereof the following:
“and quarterly unaudited consolidated financial statements for the Borrower within 60 days of each of the first three fiscal quarter ends and within 120 days of the fourth fiscal quarter end;”

(e)	the section of the Letter Agreement entitled “GENERAL COVENANTS” is amended by:

(i)	deleting section (c) thereof and replacing same with the following:

“(c)	not to, without the prior written consent of the Bank, which consent shall not be unreasonably withheld, cause or permit there to occur a Change of Control;” and

(ii)	adding to the end thereof the following:

“(o)
not to, without the prior written consent of the Bank, which consent shall not be unreasonably withheld, make any change which would materially alter the business the Borrower as it exists on the date hereof, being the business of the exploration for and the acquisition, development and production of petroleum, natural gas and related hydrocarbons in Western Canada.”

(f)	Schedule “A” to the Letter Agreement is amended by adding thereto in alphabetical order the following:

(i)
“Change in Control” means any change in the holding, direct or indirect, of shares of the Borrower or the Guarantor, the result of which is that another Person or group of Persons acting in concert are in a position to exercise effective control of the Borrower or the Guarantor, whether such change in the holding of such shares occurs by way of takeover bid, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise;”

(ii)	deleting the definition of “Borrowing Base” and by replacing same with the following:
“Borrowing Base” means the amount determined by the Bank from time to time pursuant to this agreement not exceeding at any time the lesser of:

(a)
the amount determined by the Bank in its sole discretion in accordance with its then usual production loan parameters, which constitutes the Bank’s estimate of the net present value of revenues (adjusted to take into account coverage ratios customarily applied by the Bank) expected to be derived by the Borrower and the Guarantor in the future over the full economic life of, and from, the Designated Oil and Gas Properties after deducting therefrom such capital expenditures, operating expenses and other expenses and such charges, royalties, burdens or encumbrances on or in respect of any of the Designated Oil and Gas Properties or deductible in arriving at revenues obtained by the Borrower and the Guarantor therefrom, and such abandonment and reclamation costs in respect thereof, as the Bank determines. In making the determinations and redeterminations of this amount from time to time, the Bank will utilize its estimate of economic factors, quantity and recoverability of reserves, demand for and deliverability of oil and gas substances, pricing forecasts, burdens, foreign exchange rates, escalation or de-escalation of commodity prices and expenses over the economic life of the relevant reserves and other assumptions and factors as the Bank considers affects such determination or redetermination; and

(b)
the maximum amount of Borrowings, which could be repaid in accordance with the provisions of this agreement from the estimated future net cash flow of the Designated Oil and Gas Properties (after taking into account any hedging contracts and any royalties or other burdens applicable to such Designated Oil and Gas Properties) after deducting therefrom, without duplication, the Bank’s reasonable estimate of interest payable in respect of such Borrowings and other amounts (excluding Borrowings) payable under this agreement and direct operating and capital costs, general and administrative expenses, tax liabilities and such other expenses as the Bank may determine could reasonably be anticipated to be payable by the holder of such Designated Oil and Gas Properties all as determined by the Bank and using the Bank’s then current projections of oil and gas prices, interest rates, exchange rates and other assumptions affecting such estimated future net cashflow and expenses in accordance with the Bank’s customary practices for oil and gas loans;” and

(iii)	deleting the definition of “Designated Oil and Gas Properties” and replacing same with the following:
“Designated Oil and Gas Properties” means oil and gas properties in Western Canada in which either the Borrower or the Guarantor have an interest;” and

(g)	as of the date of this agreement the Term Date is April 30, 2008.
The obligation of the Bank to give effect to the provisions of this Amending Agreement is subject to and conditional upon satisfaction of the following:

(a)	there exists no Event of Default;

(b)
the representations and warranties contained in the Letter Agreement are true and correct as of the date hereof and the Borrower has complied with all covenants contained in the Letter Agreement as of the date hereof; and

(c)	the Bank has received the following documents, in form and substance satisfactory to the Bank:

(i)	duly executed copy of this Amending Agreement;

(ii)	a duly executed general security agreement, including a floating charge on land, executed by the Borrower;

(iii)
a certificate from an officer of the Borrower in the form attached as Schedule “A” hereto certifying that all the representations and warranties contained in the Letter Agreement are true and correct as of the date hereof and that the Borrower has complied with all covenants contained in the Letter Agreement as of the date hereof;

(iv)	a Consent of Guarantor in the form attached as Schedule “B” hereto duly executed by the Guarantor; and

(v)	such other documents, instruments, registrations and assurances as the Bank may reasonably request.
This Amending Agreement is effective as of May 9, 2007.
All other terms and conditions outlined in the Letter Agreement remain unchanged and in full force and effect.
Please confirm your acceptance of this Amending Agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned on or before May 9, 2007.

Yours truly,

/s/ Christopher Rice Christopher Rice
Authorized Signatory

We acknowledge and accept the foregoing terms
and conditions as of May 9, 2007.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

I/We have authority to bind the corporation.
We acknowledge and accept the foregoing terms
and conditions, as Guarantor, as of May 9, 2007.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

I/We have authority to bind the corporation.

SCHEDULE “A”
CERTIFICATE
TO:    ROYAL BANK OF CANADA (the “Bank”)

The undersigned, Russell M. Gifford, being the Vice President and Chief Financial Officer of Barnwell of Canada, Limited (“Borrower”), does hereby certify, for and on behalf of the Borrower and not in his personal capacity and without any personal liability, as follows:
I am personally familiar, in my capacity as Vice President and Chief Financial Officer of the Borrower, with the matters hereinafter mentioned.
All of the representations and warranties of the Borrower contained in the Letter Agreement dated as of May 11, 2006 between the Borrower and the Bank, as amended by an Amending Agreement dated as of May 9, 2007 (collectively, the “Loan Agreement”) are true and correct as of the date hereof and the Borrower has complied with all covenants thereunder.
This certificate is made pursuant to the Amending Agreement made as of May 9, 2007 between the Borrower and the Bank.
All capitalized terms used but not otherwise defined herein shall have the same meanings ascribed thereto in the Loan Agreement.
DATED at Calgary, Alberta, as of the 9th day of May, 2007.

By: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

* * * * * * * * * * * * * * * *

The Borrower acknowledges that this Certificate is binding upon it and that if there is any false or misleading information provided herein or pursuant hereto a breach shall be deemed to occur under all or part of the Loan Agreement.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

Per:
Name:
Title:

SCHEDULE “B”
CONSENT OF GUARANTOR

TO:	Royal Bank of Canada

RE:
Letter Agreement dated as of May 11, 2006 between Barnwell of Canada, Limited and Royal Bank of Canada (the “Bank”), as amended by an Amending Agreement dated as of May 9, 2007 (collectively, the “Loan Agreement”)

In consideration of the sum of One ($1.00) Dollar now paid by the Bank to the undersigned and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the undersigned), the undersigned hereby consents to and agrees with the Borrower and the Bank entering into the Amending Agreement dated May 9, 2007 (the “Amending Agreement”) and agrees with the Bank that:

i.	all capitalized terms used but not otherwise defined herein shall have the same meanings ascribed thereto in the Loan Agreement;
the Guarantee and Postponement of Claim executed by the undersigned in favour of the Bank dated September 14, 1989 (the “Guarantee”) shall include, without restricting any of the provisions of the Guarantee, a guarantee of all obligations of the Borrower under the Loan Agreement (and as hereafter supplemented, amended or restated from time to time); and
all security heretofore or hereafter granted by the undersigned in favour of the Bank as security for the undersigned’s obligations to the Bank shall, without restricting any of the provisions of such security, constitute collateral security for the obligations of the undersigned pursuant to the Guarantee;
and the Guarantee shall continue in full force and effect in accordance with its terms and is hereby ratified and confirmed in every respect.
DATED at the City of Calgary, in the Province of Alberta as of the 9th day of May, 2007.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

GENERAL SECURITY AGREEMENT
This GENERAL SECURITY AGREEMENT dated as of May 9, 2007, made by Barnwell of Canada, Limited (the “Debtor”), to and in favour of the Royal Bank of Canada (“RBC”).
RECITALS:

A.
The Debtor and RBC are parties to a credit agreement dated May 11, 2006, as amended by an amending agreement dated May 9, 2007 (such credit agreement, as amended, and as it may be further amended, supplemented or otherwise modified or restated from time to time, collectively, the “Credit Agreement”).

B.
To secure, the payment and performance of all present and future, direct or indirect, indebtedness, liabilities and obligations of any kind which the Debtor has from time to time incurred or may incur or be under to RBC, under the terms of the Credit Agreement, or any other Loan Documents to which it is a party (collectively, the “Secured Indebtedness”), the Debtor has agreed to grant to RBC a security interest over the Collateral in accordance with the terms of this Agreement.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are conclusively acknowledged by the Debtor, the Debtor agrees with and in favour of RBC as follows:

1.
Definitions. Capitalized words and phrases used and not otherwise defined in this Agreement will have the meanings set out in the Credit Agreement. “Lien” means any mortgage, lien, pledge, charge (whether fixed or floating), security interest or other encumbrance of any kind, contingent or absolute. In addition the terms “chattel paper”, “consumer goods”, “documents of title”, “goods”, “instruments”, “intangibles”, “money”, “personal property”, “proceeds” and “securities” have the meanings attributed thereto in the Personal Property Security Act (Alberta) (including all amendments thereto or restatements thereof and regulations thereunder; the “PPSA”).

2.	Grant of Security. As general and continuing collateral security for the due payment and performance of the Secured Indebtedness, the Debtor grants, mortgages, charges and assigns to RBC:

(a)
a security interest, as and by way of a first fixed and specific security interest (the “Security Interest”) in the Debtor’s right, title and interest in and to all of its present and after-acquired personal property, including all proceeds thereof in the form of goods, chattel paper, securities, documents of title, instruments, money or intangibles; and

(b)
a mortgage and charge as and by way of a floating charge, in all of the Debtor’s present and after acquired interest in property, assets and undertaking not secured in (a) above, including all real, immoveable and leaseholds property and all easements, rights-of-way, privileges, benefits, licences, improvements and rights whether connected therewith or appurtenant thereto or separately owned or held, including without limitation, all structures, plant and other fixtures now owned or hereafter owned or acquired by or on behalf of the Debtor; and a security interest in all proceeds and renewals thereof, accretions thereto and substitution therefor, all of the foregoing being hereinafter collectively referred to as the “Collateral”.

3.
Contractual Rights. The Security Interest does not and will not extend to, and the Collateral will not include, any agreement, right, franchise, license or permit (the “Contractual Rights”) to which the Debtor is a party or of which the Debtor has the benefit, to the extent that the creation of the Security Interest herein would constitute a breach of the terms of or permit any Person to terminate the Contractual Rights, but the Debtor will hold its interest therein in trust for RBC, and will assign such Contractual Rights to RBC forthwith upon obtaining the consent of the other party or parties thereto.

4.
Attachment. The Debtor confirms that value has been given, that the Debtor has rights in the Collateral, and that the Debtor and RBC have not agreed to postpone the time for attachment of the Security Interest to any of the Collateral. In respect of Collateral which is acquired after the date of execution hereof, the time for attachment will be the time when the Debtor acquires such Collateral.

5.
Remedies. Subject to Section 6 hereof and the terms of the Loan Documents, upon the occurrence and during the continuance of any Event of Default, RBC will be entitled to exercise any of the remedies specified below:

(a)
Receiver. RBC may appoint by instrument in writing one or more receivers, managers or receiver/manager for the Collateral or the business and undertaking of the Debtor pertaining to the Collateral (the “Receiver”). Any such Receiver will have, in addition to any other rights, remedies and powers which a Receiver may have at law, in equity or by statute, the rights and powers set out in clauses (b) through (d) in this Section 5. In exercising such rights and powers, any Receiver will act as and for all purposes will be deemed to be the agent of the Debtor and RBC will not be responsible for any act or default of any Receiver. RBC may remove any Receiver and appoint another from time to time. No Receiver appointed by RBC need be appointed by, nor need its appointment to be ratified by, or its actions in any way supervised by, a court.

(b)
Power of Sale. Any Receiver may sell, consign, lease or otherwise dispose of any Collateral by public auction, private tender, private contract, lease or deferred payment with or without notice, advertising or any other formality, all of which are hereby waived by the Debtor. Any Receiver may, at its discretion establish the terms of such disposition, including terms and conditions as to credit, upset, reserve bid or price. All payments made pursuant to such dispositions will be credited against the Secured Indebtedness only as they are actually received. Any Receiver may buy in, rescind or vary any contract for the disposition of any Collateral and may dispose of any Collateral. Any such disposition may take place whether or not the Receiver has taken possession of the Collateral.

(c)
Pay Liens and Borrow Money. Any Receiver may pay any liability secured by any actual or threatened Lien against any Collateral. Any Receiver may borrow money for the maintenance, preservation or protection of any Collateral or for carrying on any of the business or undertaking of the Debtor pertaining to the Collateral and may grant Liens in any Collateral (in priority to the Security Interest or otherwise) as security for the money so borrowed. The Debtor will forthwith upon demand reimburse the Receiver for all such payments and borrowings and such payments and borrowings will be secured hereby and will be deemed to form part of the Secured Indebtedness.

(d)
Dealing with Collateral. Any Receiver may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with any Collateral in such manner, upon such terms and conditions and at such time as it deems advisable, including:

(i)	to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

(ii)	to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with Section 5(d)(i);

(iii)
to file any claims or take any action or institute any proceedings which RBC may deem to be necessary or desirable for the collection of the Collateral or to enforce compliance with the terms and conditions of any contract or any account; and

(iv)	to perform the affirmative obligations of the Debtor hereunder and under the Loan Documents to which it is a party.

(e)
Carry on Business. RBC or any Receiver may carry on, or concur in the carrying on of, any or all of the business or undertaking of the Debtor and upon written notice to the Debtor enter on, occupy and use (without charge by the Debtor) any of the premises, buildings, plant and undertaking of, or occupied or used by, the Debtor.

(f)
Right to Have Court Appoint a Receiver. RBC may, at any time, apply to a court of competent jurisdiction for the appointment of a Receiver, or other official, who may have powers the same as, greater or lesser than, or otherwise different from, those capable of being granted to a Receiver appointed by RBC pursuant to this Agreement.

(g)
May Exercise Rights of a Receiver. In lieu of, or in addition to, exercising its rights, remedies and powers under clauses (a), (f) and (h) of this Section 5, RBC has, and may exercise, any of the rights and powers which are capable of being granted to a Receiver appointed by RBC pursuant to this Agreement.

(h)
Retention of Collateral. RBC may elect to retain any Collateral in satisfaction of the Secured Indebtedness. RBC may designate any part of the Secured Indebtedness to be satisfied by the retention of particular Collateral which RBC considers to have a net realizable value approximating the amount of the designated part of the Secured Indebtedness, in which case only the designated part of the Secured Indebtedness will be deemed to be satisfied by the retention of the particular Collateral.

(i)
Limitation of Liability. RBC will not be liable or accountable for any failure to take possession of, seize, collect, realize, dispose of, enforce or otherwise deal with any Collateral and none of them will be bound to institute proceedings for any such purposes or for the purpose of reserving any rights, remedies and powers of RBC, the Debtor or any other Person in respect of any Collateral. If any Receiver or RBC takes possession of any Collateral, RBC will not have any liability as a mortgagee in possession or be accountable for anything except actual receipts.

(j)
Extensions of Time. Following the occurrence and during the continuance of any Event of Default, RBC may grant renewals, extensions of time and other indulgences, accept compositions, grant releases and discharges, and otherwise deal or fail to deal with the Debtor, debtors of the Debtor, guarantors, sureties and others and with any Collateral as RBC may see fit, all without prejudice to the liability of the Debtor to RBC or RBC’s rights, remedies and powers under this Agreement or the Loan Documents.

(k)	Validity of Sale. No Person dealing with RBC or any Receiver, or with any officer, employee, agent or solicitor of RBC or any Receiver will be concerned to inquire whether the Security Interest has become enforceable, whether the right, remedy or power of RBC or the Receiver has become exercisable, whether any Secured Indebtedness remaining outstanding or otherwise as to the proprietary or regularity of any dealing by RBC or the Receiver with any Collateral or to see to the application of any money paid to RBC or the Receiver, and in the absence of fraud on the part of such Person such dealings will be deemed, as regards such Person, to be within the rights, remedies and powers hereby conferred and to be valid and effective accordingly.

(l)
Effect of Appointment of Receiver. As soon as RBC takes possession of any Collateral or appoints a Receiver, all powers, functions, rights and privileges of the Debtor including any such powers, functions, rights and privileges which have been delegated to directors, officers of the Debtor or committees with respect to such Collateral will cease, unless specifically continued by the written consent of RBC or the Receiver.

(m)
Time for Payment. If RBC demands payment of any Secured Indebtedness that is payable on demand or if any Secured Indebtedness is otherwise due by maturity or acceleration, it will be deemed reasonable for RBC to exercise its remedies immediately if such payment is not made, and any days of grace or any time for payment that might otherwise be required to be afforded to the Debtor at law or in equity is hereby irrevocably waived.

(n)
No Implied Waiver. The rights of the Debtor and RBC (whether arising under this Agreement, any other Loan Document, any other agreement or at law or in equity) will not be capable of being waived or varied otherwise than by an express waiver or variation in writing, and in particular any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights will not preclude any other or further exercise of that or any other such right, and no act or course of conduct or negotiation on the part of RBC or the Debtor or on their behalf will in any way preclude RBC or the Debtor from exercising any such right or constitute a suspension or any variation of any such right.

(o)
Rights Cumulative. The rights, remedies and powers conferred by this Section 5 are in addition to, and not in substitution for, any other rights, remedies or powers that RBC or the Debtor may have under any Loan Documents, at law, in equity or by or under the PPSA or any other statute or agreement. RBC may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of RBC will be exclusive of or dependent on any other. RBC may exercise any of its rights, remedies or powers at any time.

6.
Application of Amounts Received. The Debtor and RBC agree that the proceeds arising from any enforcement of this Agreement (whether by RBC or any receiver-manager) or any other security documentation that may, from time to time, be granted to RBC pursuant to the Loan Documents, will be applied in the following order:

(a)
first, to the payment in full of all reasonable fees of RBC and all reasonable out-of-pocket costs, fees and expenses (including legal fees on a solicitor and his own client full indemnity basis) incurred by RBC and any Receiver or other enforcement agent appointed by RBC or a court of competent jurisdiction, as the case may be, in connection with the collection or enforcement of the Secured Indebtedness owed to RBC, as applicable, the enforcement of the Security Interest or the preservation of the Collateral;

(b)	second, to the payment in full of the Secured Indebtedness; and

(c)	third, the balance, if any, will be paid, subject to Applicable Law, to the Debtor.

7.
Limitation on Duties Regarding Preservation of Collateral. RBC’s sole duty with respect to the custody, safekeeping and physical preservation of Collateral in its possession or under its control will be to use reasonable care in the custody and preservation of such Collateral. The Debtor agrees that RBC will be deemed to have used reasonable care in the custody and preservation of Collateral if RBC deals with such Collateral in the same manner as RBC deals with similar property for its own account and, to the extent permitted by Applicable Law, RBC need not take any steps to preserve rights against any other Person (including prior parties). Neither RBC nor any of its directors, officers, employees or agents will be liable for failure to demand, collect or realize upon the Collateral or for any delay in doing so or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

8.
Chief Executive Office. The Debtor represents and warrants to RBC that (i) the address of the Debtor’s chief executive office is 900, 639 - 5th Avenue S.W., Calgary, Alberta, T2P OM9 and the Debtor carries on business only in the Provinces of British Columbia, Alberta and Saskatchewan; and (ii) that the only name used by the Debtor in such jurisdiction is “Barnwell of Canada, Limited”.

9.	Waiver. The Debtor hereby covenants and agrees with RBC that:

(a)	The Land Contracts (Actions) Act (Saskatchewan) will have no application to any action as defined therein, with respect to the Loan Documents; and

(b)	The Limitation of Civil Rights Act (Saskatchewan) will have no application to

(i)	the Loan Documents;

(ii)	any Lien for the payment of money made, given created or contemplated by the Loan Documents;

(iii)
any agreement or instrument renewing or extending or collateral to the Loan Documents or renewing or extending or collateral to any Lien referred to or mentioned in subparagraph (b)(ii) of this Section 9; or

(iv)	the rights, powers or remedies of the parties under the Loan Documents or Lien, agreement or instrument referred to or mentioned in subparagraphs (b)(ii) or (b)(iii) of this Section 9.

10.	Covenants. The Debtor covenants and agrees with RBC that:

(a)
Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of RBC, and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as RBC may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing or execution of any financing or financing change statements under any Applicable Law with respect to the Security Interest. The Debtor also hereby authorizes RBC to file any such financing or financing change statement without the signature of the Debtor to the extent permitted by Applicable Law. Without limiting the generality of the foregoing, the Debtor acknowledges that this Agreement has been prepared based on Applicable Law and the Debtor agrees that RBC will have the right to require that this Agreement be amended or supplemented: (i) to reflect any changes in Applicable Law, whether arising as a result of statutory amendments, court decisions or otherwise; (ii) to facilitate the creation and registration of appropriate security in all appropriate jurisdictions; or (iii) if the Debtor amalgamates with any other Person or enters into any reorganization, in each case in order to confer upon RBC the Liens intended to be created hereby.

(b)	Payment of Expenses; Indemnification. The Debtor agrees to pay, and to indemnify and save RBC harmless from, any and all reasonable liabilities, costs and expenses (including reasonable legal fees and expenses on a solicitor and his own client full indemnity basis): (i) incurred by RBC in the preparation, registration, administration or enforcement of this Agreement; (ii) with respect to, or resulting from, any delay by the Debtor in paying any and all excise, sales, goods and services or other taxes which may be payable or determined to be payable with respect to any of the Collateral; (iii) with respect to, or resulting from, any delay by the Debtor in complying with any requirement of Applicable Law; or (iv) incurred by RBC in connection with any of the transactions contemplated by this Agreement; except, in any case, to the extent such liabilities, costs and expenses result from the gross negligence or wilful misconduct of RBC. The amount of all such liabilities, costs and expenses will be deemed to form part of the Secured Indebtedness, will be payable on demand made by RBC and the payment of all such liabilities, costs and expenses will be secured hereby.

(c)
Limitation on Liens on Collateral. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Security Interest, the floating charge granted under this Agreement, Permitted Encumbrances and Liens permitted in writing by RBC and the Debtor will defend the right, title and interest of RBC in and to any of the Collateral against the claims and demands of all Persons.

(d)
Limitations on Dispositions of Collateral. Subject to the terms of the Loan Documents to which the Debtor is a party, the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except in the ordinary course of the Debtor’s business.

(e)
Further Identification of Collateral. The Debtor will furnish to RBC from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as RBC may reasonably request, all to the extent necessary to permit the Collateral to be sufficiently described.

(f)
Notices. The Debtor will advise RBC promptly, in reasonable detail, of: (i) any change in the location of any place of business or the chief executive office of the Debtor; or (ii) any change in the name of the Debtor.

11.
RBC’s Appointment as Attorney-in-Fact. The Debtor hereby irrevocably constitutes and appoints RBC and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in RBC’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and which the Debtor being required to take or execute has failed to take or execute. The Debtor hereby ratifies all that said attorneys will lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and will be irrevocable until the Secured Indebtedness has been unconditionally and irrevocably paid and performed in full. The Debtor also authorizes RBC, at any time and from time to time, to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral in connection with the sale provided for in Section 5(b) hereof.

12.
Severability. If any portion of this Agreement or the application thereof to any circumstances will be held invalid or unenforceable by a court of competent jurisdiction from which no further appeal has or is taken, to an extent that does not affect in a fundamental way the operation of this Agreement, the remainder of the provision in question, or its application to any circumstance other than that to which it has been held invalid or unenforceable, and the remainder of this Agreement will not be affected thereby and will be valid and enforceable to the fullest extent permitted by Applicable Law.

13.
Interpretation. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. When used in this Agreement, the word “including” means “including without limitation”. Any reference in this Agreement to any statute will include all regulations thereunder from time to time, and will include such statute as the same may be amended, supplemented or replaced from time to time.

14.
Enurement and Assignment. This Agreement will be binding upon the Debtor and its successors and will enure to the benefit of RBC and its successors and assigns. The Debtor will not assign this Agreement without RBC’s prior written consent.

15.
Non-Exclusivity of Remedies. This Agreement and the Security Interest are in addition to and not in substitution for any other security now or hereafter held by RBC in respect of the Debtor, the Secured Indebtedness or the Collateral. No remedy for the enforcement of the rights of RBC hereunder will be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination.

16.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without giving effect to the conflict of law principles thereof. Without prejudice to the ability of RBC to enforce this Agreement in any other proper jurisdiction, the Debtor hereby irrevocably submits and attorns to the jurisdiction of the courts of the Province of Alberta, or any appellate court thereof, for the purposes of this Agreement.

17.	Notices.

(a)
Any notice as between the Debtor and RBC which may or is required to be given pursuant to or in connection with this Agreement will be in writing and will be sufficient if given or made at the address set forth below:

(i)	in the case of RBC to:
Royal Bank of Canada
Energy Banking Centre
11th Floor, 335 - 8th Avenue S.W.
Calgary, Alberta T2P 1C9
Attention:    Manager
Facsimile:    (403) 292-3436

(ii)	in the case of the Debtor, to:
Barnwell of Canada, Limited
c/o Barnwell Industries Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA 96813
Attention:    Vice President and Chief Financial Officer
Facsimile:    (808) 531-7181

(b)	The Debtor and RBC each covenant to accept service of judicial proceedings arising under this Agreement at its respective address for notice hereunder.

(c)
Any notice or other communication given or made in accordance with this Section 17 will be deemed to have been given or made on the same day and to have been received on the day of delivery if delivered as aforesaid or on the day of receipt of same by telecopy or other recorded means of electronic communication, as the case may be, provided such day is a Business Day and that such notice is received prior to 12:00 noon local time and, if such day is not a Business Day or if notice is received after 12:00 noon local time, on the first Business Day thereafter.

(d)	Each of the Debtor and RBC may change its address and telecopier number for purposes of this Section 17 by written notice given in the manner provided in this Section 17 to the other party.

18.
Inconsistency. To the extent that there is any inconsistency or ambiguity between the provisions of the Loan Documents and this Agreement, then, as between the Debtor and RBC, the provisions of the Loan Documents will govern to the extent necessary to eliminate such inconsistency or ambiguity.

19.
Receipt of Copy. The Debtor acknowledges receipt of an executed copy of this Agreement. The Debtor waives the right to receive any amount that it may now or hereafter be entitled to receive (whether by way of damages, fine, penalty, or otherwise) by reason of the failure of RBC to deliver to the Debtor a copy of any financing statement or any statement issued by any registry that confirms registration of a financing statement relating to this Agreement.

20.	Time of the Essence. Time will be of the essence of this Agreement.
TO WITNESS this Agreement, the Debtor has caused it to be duly executed on the date first written above.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

CERTIFICATE
TO:    ROYAL BANK OF CANADA (the “Bank”)

The undersigned, Russell M. Gifford, being the Vice President and Chief Financial Officer of Barnwell of Canada, Limited (“Borrower”), does hereby certify, for and on behalf of the Borrower and not in his personal capacity and without any personal liability, as follows:

i.	I am personally familiar, in my capacity as Vice President and Chief Financial Officer of the Borrower, with the matters hereinafter mentioned.
All of the representations and warranties of the Borrower contained in the Letter Agreement dated as of May 11, 2006 between the Borrower and the Bank, as amended by an Amending Agreement dated as of May 9, 2007 (collectively, the “Loan Agreement”) are true and correct as of the date hereof and the Borrower has complied with all covenants thereunder.
This certificate is made pursuant to the Amending Agreement made as of May 9, 2007 between the Borrower and the Bank.
All capitalized terms used but not otherwise defined herein shall have the same meanings ascribed thereto in the Loan Agreement.
DATED at Calgary, Alberta, as of the 9th day of May, 2007.

By: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

* * * * * * * * * * * * * * * *

The Borrower acknowledges that this Certificate is binding upon it and that if there is any false or misleading information provided herein or pursuant hereto a breach shall be deemed to occur under all or part of the Loan Agreement.

BARNWELL OF CANADA, LIMITED

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Vice President and Chief Financial Officer

Per:
Name:
Title:

CONSENT OF GUARANTOR

TO:	Royal Bank of Canada

RE:
Letter Agreement dated as of May 11, 2006 between Barnwell of Canada, Limited and Royal Bank of Canada (the “Bank”), as amended by an Amending Agreement dated as of May 9, 2007 (collectively, the “Loan Agreement”)

In consideration of the sum of One ($1.00) Dollar now paid by the Bank to the undersigned and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the undersigned), the undersigned hereby consents to and agrees with the Borrower and the Bank entering into the Amending Agreement dated May 9, 2007 (the “Amending Agreement”) and agrees with the Bank that:

i.	all capitalized terms used but not otherwise defined herein shall have the same meanings ascribed thereto in the Loan Agreement;
the Guarantee and Postponement of Claim executed by the undersigned in favour of the Bank dated September 14, 1989 (the “Guarantee”) shall include, without restricting any of the provisions of the Guarantee, a guarantee of all obligations of the Borrower under the Loan Agreement (and as hereafter supplemented, amended or restated from time to time); and
all security heretofore or hereafter granted by the undersigned in favour of the Bank as security for the undersigned’s obligations to the Bank shall, without restricting any of the provisions of such security, constitute collateral security for the obligations of the undersigned pursuant to the Guarantee;
and the Guarantee shall continue in full force and effect in accordance with its terms and is hereby ratified and confirmed in every respect.
DATED at the City of Calgary, in the Province of Alberta as of the 9th day of May, 2007.

BARNWELL INDUSTRIES, INC.

Per: /s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

Royal Bank of Canada
Energy Banking Centre
11th Floor, 335 – 8th Avenue S.W.
Calgary, Alberta T2P 1C9
Transit 11904
May 11, 2006	Tel.: (403) 292-3210
Fax (403) 292-3436
Private and Confidential	email: Christopher.rice@rbc.com

Barnwell of Canada, Limited
c/o Barnwell Industries, Inc.
2900, 1100 Alakea Street
Honolulu, Hawaii
USA, 96813
Attention:    Mr. R.M. Gifford, Vice President and CFO
Dear Sirs:
We are pleased to offer the credit facility described below (the “Credit Facility”), subject to the following terms and conditions:
AMENDMENT AND RESTATEMENT
Barnwell of Canada, Limited (the “Borrower”), as borrower, and Royal Bank of Canada (the “Bank”), as lender, acknowledge and agree that the provisions of the Existing Credit Agreement are, effective as of the date of acceptance of this agreement by the Borrower (the “Effective Date”), hereby amended, modified and supplemented so as to read as set forth in this agreement and that the provisions of the Existing Credit Agreement, as so amended, modified and supplemented hereby, are restated in this agreement in their entirety.
CONTINUANCE OF OBLIGATIONS, RIGHTS AND REMEDIES
The Existing Credit Agreement, as amended, modified and supplemented hereby, is hereby ratified and confirmed, and shall from and after the Effective Date continue in full force and effect, as herein amended, modified, supplemented and restated. Without restricting the generality of the preceding sentence, it is agreed that obligations, rights and remedies which as of the Effective Date have arisen under the Existing Credit Agreement and remain outstanding under the Existing Credit Agreement shall, subject only to the effect of the amendments, modifications and supplements to the Existing Credit Agreement effected by this agreement, continue in effect without interruption, removal, impairment, abatement or prejudice, all in accordance with and subject to the provisions herein set forth, and it is agreed in particular (but without limiting the generality of the foregoing), that nothing in this agreement shall constitute a new loan or loans or the effective repayment and readvance of the Borrowings as outstanding on the Effective Date, and that the liability of the Borrower in respect of the Borrowings as outstanding on the Effective Date shall be and be deemed to be continued under and governed by this agreement from and after the Effective Date.
DEFINITIONS AND SCHEDULES
The attached schedules are incorporated into this agreement by reference. Schedule “A” contains definitions of capitalized terms used and not otherwise defined in this agreement. Unless otherwise provided, all dollar amounts are in Canadian currency and accounting terms are to be interpreted in accordance with GAAP.
CREDIT FACILITY
Up to $20,000,000 extendible revolving operating credit facility, by way of:

(a)	RBP based loans (“RBP Loans”);

(b)	RBUSBR based loans in US currency (“RBUSBR Loans”);

(c)	Bankers’ Acceptances (“BAs”);

(d)	Libor based loans in US currency (“Libor Loans”); and

(e)	Letters of Credit in Canadian Currency or US currency.
Each use of the Credit Facility is a “Borrowing” and all such usages outstanding at any time are “Borrowings”. Schedule “B” contains notice provisions applicable to Borrowings that must be complied with. Schedule “C” contains terms and conditions applicable to Borrowings made otherwise than by way of RBP Loans or RBUSBR Loans which must be complied with.
PURPOSE
To finance general operating requirements.
AVAILABILITY

During the Revolving Period the Borrower may borrow, convert, repay and reborrow up to the amount of this revolving operating Credit Facility, provided the aggregate Borrowings outstanding under this Credit Facility must not exceed the Borrowing Base.
From time to time and at least annually, the Borrowing Base shall be re-calculated by the Bank upon receipt of each engineering report required to be delivered hereunder, and if the Borrower fails to deliver any such report then at any other time at the Bank’s sole discretion. The Bank shall notify the Borrower of each change in the amount of the Borrowing Base. In the event that the Bank re-calculates the Borrowing Base to be an amount that is less than the Borrowings outstanding, the Borrower shall within 60 days of receiving written notice of the new Borrowing Base, either:

(a)	provide additional security, in a form acceptable to the Bank; or

(b)	repay the difference between the Borrowings outstanding and the new Borrowing Base; or

(c)
add Designated Oil and Gas Properties to the Borrowing Base, which together with repayment of the remaining difference between the Borrowings outstanding and the Borrowing Base, ensures Borrowings are not thereafter in excess of the Borrowing Base.

The Borrowing Base as of the date of this agreement is $20,000,000.00.
REPAYMENT
Borrowings under the Credit Facility are expected to revolve.
Borrowings under the Credit Facility shall be repayable on the Maturity Date unless an extension of the Term Date is agreed to between the Borrower and the Bank as provided below. If the Revolving Period is not extended, then any unutilized portion of the Credit Facility shall be cancelled and the amount of the Credit Facility shall be reduced to an amount equal to the aggregate Borrowings outstanding. Such amount of Borrowings under the Credit Facility shall then be repayable by eight consecutive quarterly blended payments of principal and interest, each for 5% of such principal amount, together with interest thereon, commencing on the 90th day after the Term Date and thereafter on a quarterly basis, on the last day of each such quarter and the balance of the Credit Facility shall be repayable in full on the Maturity Date.
PREPAYMENT AND CANCELLATION
Subject to the terms applicable to BAs and LCs, the Borrower may, without penalty or premium, prepay Borrowings under the Credit Facility upon fifteen (15) Business Days prior written notice to the Bank and all Borrowings which are prepaid shall be applied, on a pro rata basis, to the then outstanding Borrowings under the Credit Facility. Any prepayment as aforesaid, except prepayments during the Revolving Period, or extension thereof shall also cancel a corresponding amount of the Credit Facility.
Upon fifteen (15) Business Days prior written notice to the Bank, the Borrower may, without penalty or premium, cancel any unutilized portion of the Credit Facility.
EXTENSION OF CREDIT FACILITY
The Borrower may request an extension of the Term Date by sending the Bank a written request by no than 90 and no later than 60 days prior to the then current Term Date and the Bank may, in its sole discretion, agree to extend Term Date for a further period of 364 days. The Bank shall advise the Borrower by written notice of its decision regarding the extension of the Term Date by no later than 10 Business Days prior to the then current Term Date.
INTEREST RATES AND FEES
During the Revolving Period

RBP Loans:	REP plus 1% per annum
RBUSBR Loans:	RBUSBR plus 1% per annum
BAs:	Acceptance fee of 2% per annum
Libor Loans:	Libor plus 2% per 360 day period
LCs:	fee to be quoted by the Bank at the time of issue of each LC.

During the Term Period and upon the occurrence of an Event of Default the above rates and fees shall, in all cases, increase by 25 Basis Points.
Revolvement Fee
An administration fee of $100 per month, for revolving RBP Loans and RBUSBR Loans under the Credit Facility is payable monthly in arrears on such date as the Bank may determine.
Standby Fee
The Borrower shall pay a standby fee monthly in arrears on the first day of each month at the rate of 50 bps. This fee will be calculated monthly and will accrue daily on the unutilized and uncancelled portion of the amount of the Credit Facility from and including the date of this agreement.
CALCULATION AND PAYMENT OF INTEREST AND FEES
RBP Loans and RBUSBR Loans

The Borrower shall pay interest on each REP Loan and RBUSBR Loan, monthly in arrears, on the 20th day of each month or such other day as may be agreed to between the Borrower and the Bank. Such interest will be calculated monthly and will accrue daily on the basis of the actual number of days elapsed and a year of 365 days. Interest on RBUSBR Loans shall be paid in US currency.
LC Fees
The Borrower shall pay an LC fee on the date of any payment made by the Bank pursuant to a drawing under any LC calculated on the amount drawn, based upon the number of days the LC was outstanding and a year of 365 days. If the total amount available under any LC has not been drawn prior to the expiry of such LC, the Borrower shall pay an LC fee calculated on the undrawn portion of such LC on the expiry date thereof, based upon the number of days the LC was outstanding and a year of 365 days.
BAs
The Borrower shall pay an acceptance fee in advance on the date of issue of each BA at the applicable rate provided for in this agreement. Acceptance fees shall be calculated on the face amount of the BA issued and based upon the number of days in the term thereof and a year of 365 days.
Libor Loans
The Borrower shall pay interest on each Libor Loan, on each Libor Interest Date, calculated in arrears. Such interest will accrue daily on the basis of the actual number of days elapsed and a year of 360 days.
Limit on Interest
The Borrower shall not be obligated to pay any interest, fees or costs under or in connection with this agreement in excess of what is permitted by law.
Overdue Payments
Any amount that is not paid when due hereunder shall, unless interest is otherwise payable in respect thereof in accordance with the terms of this agreement or the instrument or contract governing same, bear interest until paid at the rate of RBP plus 1% per annum or, in the case of an amount in US currency, RBUSBR plus 1% per annum.
Equivalent Yearly Rates
The annual rates of interest or fees to which the rates calculated in accordance with this agreement are equivalent, are the rates so calculated multiplied by the actual number of days in the calendar year in which such calculation is made and divided by 365, or, in the case of LIBOR Loans, divided by 360.
Time and Place of Payment
Amounts payable by the Borrower hereunder shall be paid at the Branch of Account in the applicable currency. Amounts due on a day other than a Business Day shall be deemed to be due on the Business Day next following such day. Interest and fees payable under this agreement are payable both before and after any or all of default, maturity date, demand and judgement.
EXCHANGE RATE FLUCTUATION
If, for any reason, the amount of Borrowings outstanding under the Credit Facility, when converted to the Equivalent Amount in Canadian currency, exceeds the amount available under the Credit Facility, the Borrower shall immediately repay such excess or shall secure such excess to the satisfaction of the Bank.
INCREASED COSTS
The Borrower shall reimburse the Bank for any additional cost or reduction in income arising as a result of (i) the imposition of, or increase in, taxes on payments due to the Bank hereunder (other than taxes on the overall net income of the Bank), (ii) the imposition of, or increase in, any reserve or other similar requirement, (iii) the imposition of, or change in, any other condition affecting the Credit Facility imposed by any Applicable Law or the interpretation thereof.
EVIDENCE OF INDEBTEDNESS
The Bank shall open and maintain at the Branch of Account accounts and records evidencing the Borrowings made available to the Borrower by the Bank under this agreement. The Bank shall record the principal amount of each Borrowing, the payment of principal and interest and all other amounts becoming due to the Bank under this agreement.
The Bank’s accounts and records constitute, in the absence of manifest error, conclusive evidence of the indebtedness of the Borrower to the Bank pursuant to this agreement.
The Borrower authorizes and directs the Bank to automatically debit, by mechanical, electronic or manual means, any bank account of the Borrower for all amounts payable by the Borrower to the Bank pursuant to this agreement.

GENERAL ACCOUNT
The Borrower shall establish a current account with the Bank in each of Canadian currency and US currency (each a “General Account”) for the conduct of the Borrower’s day to day banking business. If the balance in a General Account:

(a)
is a credit, the Bank may apply, at any time in its discretion, the amount of such credit or part thereof, rounded to the nearest $10,000, as a repayment of Borrowings outstanding by way of RBP Loans or RBUSBR Loans under the Credit Facility, or

(b)
is a debit, the Bank may, subject to availability, make available a Borrowing by way of an RBP Loan or RBUSBR Loan under the Credit Facility in an amount, rounded to the nearest $10,000, in Canadian currency or US currency, as applicable, as is required to place the General Account at not less than a zero balance.

CONDITIONS PRECEDENT
The availability of any Borrowing is conditional upon the following:

(a)	there exists no Event of Default;

(b)	the representations and warranties contained in this agreement are true and correct as of the date hereof;

(c)	the Bank has received, in form and substance satisfactory to the Bank:

(i)	a duly executed copy of this agreement; and

(ii)	a certificate of the Borrower certifying that all applicable representations and warranties are true and correct as of the date hereof and that there exists no Event of Default;

(d)	such financial and other information or documents relating to the Borrower or the Guarantor as the Bank may reasonably require.
SECURITY
Security for the Borrowings and all other obligations of the Borrower and the Guarantor to the Bank shall include the following documentation all of which is currently held by the Bank:

(a)	Section 426 Bank Act security dated August 4, 1989 granted by the Borrower to the Bank;

(b)	guarantee and postponement of claim dated September 14, 1989 made by the Guarantor in favour of the Bank;

(c)	general assignment of book debts dated July 29, 1992 granted by the Borrower to the Bank;

(d)	Section 426 Bank Act security dated May 10, 1995 granted by the Borrower to the Bank;

(e)	Section 426 Bank Act security dated August 3, 2000 granted by the Borrower to the Bank; and

(f)	all specific assignments of production revenues and other documentation relating to the foregoing Section 426 Bank Act security;
and the Borrower hereby acknowledges, covenants and agrees that the foregoing security does and shall continue to secure any and all liabilities of the Borrower to the Bank.
REPRESENTATIONS AND WARRANTIES
The Borrower and the Guarantor both represent and warrant to the Bank that:

(a)
the Borrower is a corporation validly incorporated and subsisting under the laws of the State of Delaware, and that it is duly registered or qualified to carry on business in the Province of Alberta and in all other jurisdictions where the character of the properties owned by it or the nature of the business transacted by it makes such registration or qualification necessary;

(b)
the Guarantor is a corporation validly incorporated and subsisting under the laws of the State of Delaware, and that it is duly registered or qualified to carry on business in all jurisdictions where the character of the properties owned by it or the nature of the business transacted by it makes such registration or qualification necessary;

(c)
the execution, delivery and performance by each of the Borrower and the Guarantor of this agreement has been duly authorized by all necessary actions and do not violate their respective constating documents or any Applicable Laws or agreements to which they are subject or by which they are bound;

(d)
there is no claim, action, prosecution or other proceeding of any kind pending or threatened against either of them or any of their respective assets or properties before any court or administrative agency which relates to any non-compliance with any Environmental Law or any Release from their respective lands of a Contaminant into the natural environment or which, if adversely determined, could reasonably be expected to have a material adverse effect upon their respective financial condition or operations or their respective ability to perform their respective obligations under this agreement or any of the Bank’s security, and there are no circumstances of which they are aware which might give rise to any such proceeding which they have not fully disclosed to the Bank;

(e)
there is no claim, action, prosecution or other proceeding of any kind pending or threatened against any of them or their respective assets or properties which, if adversely determined, could reasonably be expected to have a material adverse effect upon their respective financial condition or operations or their respective ability to perform their respective obligations under this agreement or any of the Bank’s security, and there are no circumstances of which they are aware which might give rise to any such proceeding which they have not fully disclosed to the Bank;

(f)
no event has occurred which constitutes, or which, with notice, lapse of time, or both, would constitute, a breach of any covenant or other term or condition of this agreement or any material provision of the security granted in favour of the Bank given in connection therewith;

(g)
the Borrower’s most recent consolidated financial statements provided to the Bank fairly present its financial position as of the date thereof and the results of its operations and cash flows for the fiscal period covered thereby, and since the date of such financial statements, there has occurred no material adverse change in its consolidated business or financial condition;

(h)	each of the Borrower and the Guarantor has good and marketable title to all of their respective properties and assets, free and clear of any encumbrances, other than Permitted Encumbrances;

(i)	each of the Borrower and the Guarantor is in compliance in all material respects with all Applicable Laws including, without limitation, all Environmental Laws;

(j)
each of the Borrower and the Guarantor possesses all licenses, patents, trade marks, service marks and copyrights, free from material restrictions, that are necessary for the ownership, maintenance and operation of their respective assets and businesses and they are not in violation of any rights of others with respect to the foregoing;

(k)	has filed all material tax returns which were required to be filed by them, paid or made provisions for payment of all taxes and Potential Prior-Ranking Claims

(including interest and penalties) which are due and payable, and provided adequate reserves for payment of any tax, the payment of which is being contested;

(l)
each of the Loan Documents to which the Borrower is a party as of the date of this agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

(m)	each of the Loan Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms; and

(n)
except for Permitted Encumbrances, the Designated Oil and Gas Properties and the other property and assets of the Borrower and the Guarantor used in connection therewith are not subject to any mortgage, charge, pledge, lien, assignment, security interest, title retention agreement or other encumbrance.

Representations and warranties are deemed to be repeated as at the time of each Borrowing hereunder.
REPORTING COVENANTS
The Borrower covenants and agrees with the Bank, while this agreement is in effect, to provide the Bank with:

(a)	quarterly unaudited consolidated financial statements for the Guarantor within 60 days of each of the first three fiscal quarter ends;

(b)	annual audited consolidated financial statements for the Guarantor within 120 days of each fiscal year end;

(c)	annual cash flow forecasts for the Borrower for the next following fiscal year, within 120 days of each fiscal year end;

(d)
a quarterly Compliance Certificate, substantially in the form of Schedule “D” hereto, within 60 days after each of the first three quarter-ends and 120 days after each year end certifying that the Borrower is in compliance with this agreement;

(e)
annual external economic appraisal/engineering report of the Designated Oil and Gas Properties prepared by an accredited, independent firm of consulting petroleum engineers, satisfactory to the Bank, within 120 days of each fiscal year end; and

(f)	such other financial and operating statements and reports as and when the Bank may reasonably require.
GENERAL COVENANTS
The Borrower and Guarantor each covenant and agree with the Bank, while this agreement is in effect:

(a)	to pay all sums of money when due by it under this agreement;

(b)	to provide the Bank with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute an Event of Default;

(c)
to give the Bank 30 days prior written notice of any intended change in the ownership of the shares in the capital stock of the Borrower and not to consent to or facilitate the change of ownership of the shares of the Borrower;

(d)	to keep its assets fully insured against such perils and in such manner as would be customarily insured by Persons carrying on a similar business or owning similar assets;

(e)
to file all material tax returns which are to be filed by it from time to time, to pay or make provision for payment of all taxes (including interest and penalties) and Potential Prior-Ranking Claims when due, and to provide adequate reserves for the payment of any tax, the payment of which is being contested;

(f)	to comply in all material respects with all Applicable Laws including, without limitation, all Environmental Laws;

(g)
except for Permitted Encumbrances, not to, without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed, grant, create, assume or suffer to exist any mortgage, charge, lien, pledge, security interest or other encumbrance affecting any of its properties, assets or other rights;

(h)
not to, without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed, guarantee or otherwise provide for, on a direct, indirect or contingent basis, the payment of any monies or performance of any obligations by any other Person;

(i)
not to, without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed, merge, amalgamate, or otherwise enter into any other form of business combination with any other Person;

(j)
to provide the Bank with prompt written notice of any non-compliance by the Borrower or the Guarantor with any Environmental Laws or any Release from the land of the Borrower or the Guarantor of a Contaminant into the natural environment provided that such non-compliance or Release could reasonably be expected to have a material adverse effect upon their respective financial condition or operations or their respective ability to perform their respective obligations under this agreement or any of the Bank’s security and to indemnify and save harmless the Bank from all liability of loss as a result of an Environmental Activity or any non-compliance with any Environmental Law;

(k)
to permit the Bank or its representatives, from time to time, at reasonable times and on reasonable notice, to visit and inspect the Borrower’s or the Guarantor’s premises, properties and assets and examine and obtain copies of the Borrower’s or the Guarantor’s records or other information and discuss the Borrower’s or the Guarantor’s affairs with the auditors, counsel and other professional advisers of the Borrower or the Guarantor;

(l)
not to sell, transfer or otherwise dispose of any of the Designated Oil and Gas Properties (other than a sale of production from the Designated Oil and Gas Properties made in the ordinary course of business) or any substantial portion of its other petroleum and natural gas reserves and other property and assets used in connection therewith without the prior written consent of the Bank, such consent not to be unreasonably withheld; and

(m)
to grant, upon the request of the Bank, security in favour of the Bank (in form and substance satisfactory to the Bank, acting reasonably), on any petroleum and natural gas reserves and other property and assets used in connection therewith now owned or hereafter acquired by the Borrower or the Guarantor; and

(n)	provide, upon the request of the Bank, an opinion of legal counsel to the Borrower and the Guarantor with respect to this agreement and such other matters as may be required by the Bank.
EVENTS OF DEFAULT
Without limiting any other rights of the Bank under this agreement, if any one or more of the following events (herein an “Event of Default”) has occurred and is continuing:

(i)	the Borrower fails to pay when due and payable any principal amount owing under this agreement, or the Borrower fails to pay when due and payable, interest, fees or other non-principal amounts due under this agreement for a period of three Business Days;

(ii)
failure of the Borrower or the Guarantor to observe or perform any covenant or provision of the Loan Documents for a period of ten Business Days (or such longer period as may reasonably be required to remedy such failure, provided the Borrower or the Guarantor, as the case may be, is diligently pursuing such remedy and there is no material adverse effect on the position of the Bank);

(iii)
default, subject to any applicable cure periods, by the Borrower or the Guarantor under any obligation to repay borrowed money when due (other than amounts borrowed pursuant to the provisions of this agreement), or in the performance or observance of any agreement or condition in respect of borrowed money (other than amounts borrowed pursuant to the provisions of this agreement) if, as a result thereof, the requirement to repay such borrowed money has been or may be accelerated;

(iv)	any representation or warranty made or deemed to have been made herein or in any certificate or security provided for herein shall be false or inaccurate in any materially adverse respect;

(v)	the Borrower or Guarantor is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;

(vi)
any notice of intention is filed or any voluntary or involuntary case or proceeding is filed or commenced for (i) the bankruptcy, liquidation, winding-up, dissolution or suspension of general operations of the Borrower or Guarantor, or (ii) the composition, re-scheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of the Borrower or Guarantor, or (iii) the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of the Borrower or Guarantor, or (iv) the possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the assets of the Borrower or Guarantor taken as a whole;

(vii)
any secured creditor, encumbrancer or lien or, or any trustee, receiver, receiver and manager, agent, bailiff or other similar official appointed by or acting for any secured creditor, encumbrancer or lien or, takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the assets of the Borrower or Guarantor taken as a whole or gives notice of its intention to do any of the foregoing;

(viii)	if the Borrower or the Guarantor ceases to maintain its corporate existence as a validly subsisting corporate entity;

(ix)
if, other than with the consent of the Bank, any of the Loan Documents shall for any reason become invalid or no longer in effect or if any of the property or assets subject to the Security shall be subject to any prior mortgage, charge, lien, pledge, assignment, security interest or other encumbrance other than a Permitted Encumbrance; and

(x)	if the Borrower shall cease to be, directly or indirectly, a wholly-owned subsidiary of the Guarantor;
then, in such event, the ability of the Borrower to make further Borrowings under the Credit Facility shall immediately terminate and the Bank may, by written notice to the Borrower, declare the Borrowings outstanding under the Credit Facility to be immediately due and payable. Upon receipt of such written notice, the Borrower shall immediately pay to the Bank all Borrowings outstanding under the Credit Facility and all other obligations of the Borrower to the Bank in connection with the Credit Facility under this agreement including, without limitation, an amount equal to the aggregate of the face amounts of all BAs, LCs which are unmatured or unexpired, which amount shall be held by the Bank as security for the Borrower’s obligations to the Bank in respect of such instruments or contracts. The Bank may enforce its rights to realize upon its security and retain an amount sufficient to secure the Bank for the Borrower’s obligations to the Bank in respect of such contracts or instruments.
SUCCESSORS AND ASSIGNS
This agreement shall be binding upon and enure to the benefit of the parties and their respective successors and permitted assigns.
The Bank may assign all or part of its rights and obligations under this agreement to any Person. The rights and obligations of the Borrower under this agreement may not be assigned without the prior written consent of the Bank.
The Bank may disclose to potential or actual assignees confidential information regarding the Borrower (including, any such information provided by the Borrower to the Bank) and shall not be liable for any such disclosure.

GENERAL
Expenses
The Borrower agrees to pay all reasonable fees (including legal fees), costs and expenses incurred by the Bank in connection with the preparation, negotiation and documentation of this agreement and the security provided for herein and the operation or enforcement of this agreement and the security provided for herein.
Review
The Bank may conduct periodic reviews of the affairs of the Borrower, as and when determined by the Bank, for the purpose of evaluating the financial condition of the Borrower. The Borrower shall make available to the Bank such financial statements and other information and documentation as the Bank may reasonably require and shall do all things reasonably necessary to facilitate such review by the Bank.
Potential Prior-Ranking Claims
The Borrower hereby grants its consent (such grant to remain in force as long as this agreement is in effect or any Borrowings are outstanding) to any Person having information relating to any Potential Prior-Ranking Claim arising by any law, statute, regulation or otherwise and including, without limitation, claims by or on behalf of government to release such information to the Bank at any time upon its written request for the purpose of assisting the Bank to evaluate the financial condition of the Borrower.
Set Off
The Bank is authorized, but not obligated, at any time, to apply any credit balance, whether or not then due, to which the Borrower is entitled on any account in any currency at any branch or office of the Bank in or towards satisfaction of the obligations of the Borrower due to the Bank under this agreement. The Bank is authorized to use any such credit balance to buy such other currencies as may be necessary to effect such application.
Non-Merger
The provisions of this agreement shall not merge with any security provided to the Bank, but shall continue in full force for the benefit of the parties hereto.

Amendments and Waivers
No amendment or waiver of any provision of this agreement will be effective unless it is in writing signed by the Borrower and the Bank. No failure or delay, on the part of the Bank, in exercising any right or power hereunder or under any security document shall operate as a waiver thereof. The Guarantor agrees that the amendment or waiver of any provision of this agreement (other than agreements, covenants or representations expressly made by the Guarantor herein, if any) may be made without and does not require the consent or agreement of, or notice to, the Guarantor.
Severability
If any provision of this agreement is or becomes prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate or render unenforceable the provision concerned in any other jurisdiction nor invalidate, affect or impair any of the remaining provisions of this agreement.
Life Insurance Options
The Borrower acknowledges that Borrowings are not insured under the Bank’s Business Loan Insurance Program.
Judgement Currency
If for the purpose of obtaining judgement in any court in any jurisdiction with respect to this agreement, it is necessary to convert into the currency of such jurisdiction (the “Judgement Currency”) any amount due hereunder in any currency other than the Judgement Currency, then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgement is given, For this purpose “rate of exchange” means the rate at which the Bank would, on the relevant date, be prepared to sell a similar amount of such currency in the Toronto foreign exchange market, against the Judgement Currency, in accordance with normal banking procedures.
In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which judgement is given and the date of payment of the amount due, the Borrower will, on the date of payment, pay such additional amounts as may be necessary to ensure that the amount paid on such date is the amount in the Judgement Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this agreement in such other currency together with interest at RBP and reasonable expenses (including legal fees on a solicitor and client basis). Any additional amount due from the Borrower under this section will be due as a separate debt and shall not be affected by judgement being obtained for any other sums due under or in respect of this agreement.

Governing Law
This agreement shall be construed in accordance with and governed by the laws of the Province of Alberta and of Canada applicable therein.
Whole Agreement
This agreement, the security and any other written agreement delivered pursuant to or referred to in this agreement constitute the whole and entire agreement between the parties in respect of the Credit Facility. There are no verbal agreements, undertakings or representations in connection with the Credit Facility.
Joint and Several
Where more than one Person is liable to Borrower or Guarantor for any obligation under this agreement, then the liability of each such Person for such obligation is joint and several with each other such Person.
Counterpart Execution
This agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together constitute one and the same instrument.
Time
Time shall be of the essence in all provisions of this agreement.
Conflict
In the event of a conflict among the terms of this agreement and the security for the Borrowings (such that the terms of such documents cannot co-exist) then the terms of this agreement shall prevail.
Acceptance
This offer is open for acceptance until May 12, 2006, after which date it will be null and void, unless extended in writing by the Bank.
Please confirm your acceptance of this agreement by signing the attached copy of this letter in the space provided below and returning it to the undersigned.

Yours truly,
/s/ Christopher Rice
Authorized Signatory
We acknowledge and accept the foregoing terms and conditions as of May 11, 2006.

BARNWELL OF CANADA, LIMITED

Per:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Vice President and Chief Financial Officer

Per:
Name:
Title:

I/We have authority to bind the corporation.
We acknowledge and confirm our agreement with the foregoing terms and conditions, as Guarantor, as of May 11, 2006.

BARNWELL INDUSTRIES, INC.

Per:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer

Per:
Name:
Title:

I/We have authority to bind the corporation.

Schedule “A” to the agreement dated May 11, 2006, between Barnwell of Canada, Limited, as Borrower, and Royal Bank of Canada, as the Bank.
DEFINITIONS
For the purpose of this agreement, the following terms and phrases shall have the following meanings:
“Applicable Laws” means, with respect to any Person, property, transaction or event, all present or future applicable laws, statutes, regulations, rules, orders, codes, treaties, conventions, judgements, awards, determinations and decrees of any governmental, regulatory, fiscal or monetary body or court of competent jurisdiction in any applicable jurisdiction;
“Bankers’ Acceptance” or “BA” mean a bill of exchange, including a depository bill issued in accordance with the Depository Bills and Notes Act (Canada), drawn on the Bank by, and payable to the order of, the Borrower which have been accepted by the Bank;
“Basis Point” or “bps” means one-hundredth of one percent (0.01%);
“Borrowing Base” means the amount determined by the Bank from time to time pursuant to this agreement not exceeding at any time the lesser of:

(a)
the amount determined by multiplying a fraction, the numerator of which is one hundred and the denominator of which is one hundred forty (100/140), by the net present value of the Designated Oil and Gas Properties, determined by discounting at the rate of the Bank then customarily used for such purposes the anticipated net cash flow before income tax from such Designated Oil and Gas Properties using the Bank’s then current projections of oil and gas prices and other reasonable assumptions affecting such net cash flow; and

(b)
the amount of Borrowings by way of RBP Loans which could be repaid during the Term Period (or the remaining portion thereof, as the case may be) in accordance with the provisions of this agreement from the anticipated net cash flow over the half-life of the Designated Oil and Gas Properties, using the Bank’s then current projections of oil and gas prices, general and administrative expenses, interest rates and other reasonable assumptions affecting such net cash flow after deducting from such net cash flow anticipated interest payable in respect of such RBP Loans and other amounts payable under this agreement;

all as determined by the Bank in accordance with the foregoing and its customary practices and standards for oil and gas loans;
“Branch of Account” means the branch of the Bank at which the Borrower’s accounts are maintained. As at the date of this agreement, the “Branch of Account” is the Bank’s branch at 339 - 8th Avenue S.W., Calgary, Alberta;
“Business Day” means a day, excluding Saturday, Sunday and any other day which shall be a legal holiday or a day on which banking institutions are closed in the province of the Branch of Account;
“Contaminant” includes, without limitation, any pollutant, dangerous substance, liquid waste, industrial waste, hazardous material, hazardous substance or contaminant including any of the foregoing as defined in any Environmental Law;
“Designated Oil and Gas Properties” means oil and gas properties in which the Borrower or the Guarantor have an interest and which are evaluated in the annual external economic appraisal/engineering report provided to the Bank hereunder and which are subject to the security for the Borrowings provided for herein;
“Environmental Activity” means any activity, event or circumstance in respect of a Contaminant, including, without limitation, its storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation, or its Release into the natural environment, including movement through or in the air, soil, surface water or groundwater;
“Environmental Laws” means all Applicable Laws relating to the environment or occupational health and safety, or any Environmental Activity;
“Equivalent Amount” means, with respect to an amount of any currency, the amount of any other currency required to purchase that amount of the first mentioned currency through the Bank in Toronto, in accordance with normal banking procedures;
“Eurocurrency” means US Dollars, Sterling, Swiss Francs, Japanese Yen, or any other currency which is freely convertible on the London Interbank Market;
“Existing Credit Agreement” means, collectively, the credit facility letter agreement dated as of August 4, 1989 between Royal Bank of Canada and Barnwell of Canada, Limited as amended by letter agreements dated April 19, 1990, June 5, 1991, November 20, 1992, March 1, 1993, March 1, 1994, February 28, 1995, February 29, 1996, February 28, 1997, February 27, 1998, April 28, 2000, May 1, 2001, October 3, 2002, July 7, 2003, May 1, 2004 and March 23, 2005;

“GAAP” means, generally accepted accounting principles in effect from time to time in Canada applied in a consistent manner from period to period;
“Guarantor” means Barnwell Industries, Inc.;
“Interest Determination Date” means, with respect to a Libor Loan, the date which is 2 Business Days before the first day of the Libor Interest Period applicable to such Libor Loan;
“Letter of Credit” or “LC” means a documentary credit issued by the Bank on behalf of the Borrower for the purpose of paying suppliers of goods;
“Libor” means, with respect to each Libor Interest Period applicable to a Libor Loan, the annual rate of interest (rounded upwards, if necessary, to the nearest whole multiple of one sixteenth of one percent (1/16th%)), at which the Bank, in accordance with its normal practice, would be prepared to offer deposits to leading banks in the London Interbank Market for delivery on the first day of each of such Libor Interest Period, for a period equal to each such Libor Interest Period, such deposits being in US currency for other agreed upon Eurocurrency specified herein) of comparable amounts to be outstanding during such Libor Interest Period, at or about 10:00 a.m. (Toronto time) on the Interest Determination Date;
“Libor Interest Date” means with respect to any Libor Loan, the last day of each Libor Interest Period and, if the Borrower selects a Libor Interest Period for a period longer than 3 months, the Libor Interest Date shall be the date falling every 3 months after the beginning of such Libor Interest Period as well as the last day of such Libor Interest Period;
“Libor Interest Period” means, with respect to any Libor Loan, the initial period (subject to availability) of approximately 1 month (or longer whole multiples of 1 month to and including 6 months as selected by the Borrower and notified to the Bank by written notice) or such shorter or longer period as the Bank in its sole discretion shall make available commencing on the date on which such Libor Loan is made or another method of Borrowing is converted to a Libor Loan, as the case may be, and thereafter, while such Libor Loan is outstanding, each successive period (subject to availability) of 1 month (or longer whole multiples of 1 month to and including 6 months, as selected by the Borrower and notified to the Bank by written notice) commencing on the last day of the immediately preceding Libor Interest Period;
“Loan Documents” means this agreement (as hereafter amended, supplemented or restated from time to time), each document creating or stated to create security for the Borrowings and all other agreements creating or which are stated to create rights in favour of the Bank which are executed by the Borrower or the Guarantor and are delivered to the Bank pursuant to this agreement or which are executed by any other person granting security in favour of the Bank at the request of the Borrower and are delivered to the Bank pursuant to this agreement;

“Maturity Date” means 2 years from the Term Date;
“Permitted Encumbrances” means, in respect of the Borrower or the Guarantor:

(i)
liens arising by operation of law (including, without limitation, liens for taxes, assessments and governmental charges) for amounts not yet due or delinquent, minor encumbrances on real property such as easements and rights of way which do not materially detract from the value of such property, and security given to municipalities and similar public authorities when required by such authorities in connection with the operations of the Borrower or the Guarantor, as the case may be, in the ordinary course of business;

(ii)
liens incurred in the ordinary course of the oil and gas business in respect of the joint production and processing facilities and related production and processing facilities, take or pay obligations under gas sales contracts, pooling and unitization agreements and similar arrangements; provided such liens do not materially reduce the value of the oil and gas properties affected by such liens;

(iii)
any interest of a third party under any pooling, unit, development, farmout, overriding royalty, net profits interest, carried interest, reversionary interest or operating agreement affecting the oil and gas properties of the Borrower or the Guarantor; provided such interest was in existence as of the date of this agreement or does not materially detract from the value of such oil and gas properties;

(iv)	any right of first refusal in effect on the date hereof in favour of any person affecting all or any part of the oil and gas properties of the Borrower or the Guarantor;

(v)
liens for penalties arising under non-participation provisions of operating procedures and similar agreements as a consequence of the Borrower’s non-participation in drilling or other exploratory or development operations; provided such liens do not materially detract from the value of any Designated Oil and Gas Property;

(vi)
liens incurred under contracts entered into in the ordinary course of business for the sale of petroleum substances from the oil and gas properties of the Borrower or the Guarantor; provided such liens arise under the contracts known to the Bank as of the date of this agreement and related only to the right to take petroleum substances without payment therefore;

(vii)	the terms and conditions of the documents of title affecting the oil and gas properties of the Borrower or the Guarantor;

(viii)
liens arising in connection with workers’ compensation, unemployment insurance, pension, employment or other social benefits laws or other regulations which are not yet due or delinquent or the validity of which is being contested in good faith;

(ix)	liens under or pursuant to any judgment rendered or claim filed which are or will be appealed in good faith provided any execution thereof has been stayed;

(x)	liens arising by operation of law such as builder’s liens, carrier’s liens, materialmen’s liens and other liens of a similar nature which relate to obligations not due or delinquent;

(xi)	security granted in favour of the Bank; and

(xii)	such other encumbrances as may be approved by the Bank from time to time;
“Person” includes an individual, a partnership, a joint venture, a trust, an unincorporated organization, a company, a corporation, an association, a government or any department or agency thereof, and any other incorporated or unincorporated entity;
“Potential Prior-Ranking Claims” means all amounts owing or required to be paid, where the failure to pay any such amount could give rise to a claim pursuant to any law, statute, regulation or otherwise, which ranks or is capable of ranking in priority to the Bank’s security or otherwise in priority to any claim by the Bank for repayment of any amounts owing under this agreement;
“REP” and “Royal Bank Prime” each means the annual rate of interest announced by the Bank from time to time as being a reference rate then in effect for determining interest rates on commercial loans made in Canadian currency in Canada;
“RBUSBR” and “Royal Bank US Base Rate” each means the annual rate of interest announced by the Bank from time to time as a reference rate then in effect for determining interest rates on commercial loans made in US currency in Canada;

“Release” includes discharge, spray, inject, inoculate, abandon, deposit, spill, leak, seep, pour, emit, empty, throw, dump, place and exhaust, and when used as a noun has a similar meaning;
“Revolving Period” means the period of time from the date of acceptance of this agreement to and including the Term Date;
“Term Date” means April 30, 2007 or, if such date is extended pursuant to the Extension of the Credit Facility section of this agreement, the date to which it has been extended;
“Term Period” means the period of time commencing on the Term Date and ending on the Maturity Date; and
“US” means United States of America.

Schedule “B” to the agreement dated May 11, 2006, between Barnwell of Canada, Limited, as Borrower, and Royal Bank of Canada, as the Bank.
NOTICE REQUIREMENTS
Notice Requirements for other than Libor Loans:

Amount	Prior Notice
Under $10,000,000, Canadian or US currency	By 10:00 a.m. on the day of Borrowing
$10,000,000 up to but not including $25,000,000, Canadian or US currency	By 10:00 a.m. 1 Business Day prior to the day of Borrowing
$25,000,000 up to but not including $50,000,000, Canadian or US currency	By 10:00 a.m. 2 Business Days prior to the day of Borrowing

Notice Requirements for Libor Loans:

Amount	Prior Notice
Under $10,000,000 in US currency or any Equivalent Amount in Eurocurrency and up to 1 year rollovers	By 10:00 a.m. on the Interest Determination Date
$10,000,000 up to but not including $50,000,000 in US currency or any Equivalent Amount in Eurocurrency and up to 1 year rollovers	By 10:00 a.m. 1 Business Day prior to the Interest Determination Date

Schedule “C” to the agreement dated May 11, 2006, between Barnwell of Canada, Limited, as Borrower, and Royal Bank of Canada, as the Bank.
BORROWING CONDITIONS
Borrowings made otherwise than by way of RBP Loans or RBUSBR Loans will be subject to the following terms and conditions:
BAs:

(a)
BAs shall be issued and mature on a Business Day and shall be issued in minimum face amounts of $500,000 or such larger amount as is a whole multiple of $100,000 for terms of not less than 30 and not more than 180 days;

(b)
the Bank may, in its sole discretion, subject only to market availability, refuse to accept the Borrower’s drafts or limit the amount of any BA issue at any time and in such case the Bank shall make available to the Borrower a loan at a rate equivalent to the BA rate as determined by the Bank;

(c)
notwithstanding any other provision of this agreement, the Borrower shall indemnify the Bank against any loss, cost or expense incurred by the Bank if any BA is repaid, prepaid, converted or cancelled other than on the maturity date of such BA;

(d)	any BA issued under a term Credit Facility must have a maturity on or before the maturity date of the term Credit Facility, unless otherwise agreed by the Bank; and

(e)
prior to the issue of any BA the Borrower shall execute the Bank’s standard form of undertaking and agreement in respect of BAs. If there is any inconsistency at any time between the terms of this agreement and the terms of the Bank’s standard form of undertaking and agreement, the terms of this agreement shall govern.

LCs:

(a)	each LC shall expire on a Business Day and shall have a term of not more than 365 days;

(b)
at least 2 Business Days prior to the issue of an LC the Borrower shall execute a duly authorized application with respect to such LC and each LC shall be governed by the terms and conditions of the relevant application for such instrument;

(c)	an LC may not be revoked prior to its expiry date unless the consent of the beneficiary of the LC has been obtained; and

(d)	if there is any inconsistency at any time between the terms of this agreement and the terms of the application for LC, the terms of the application for LC shall govern.
Libor Loans:

(a)
Libor Loans shall be issued and mature on a Business Day and shall be made in minimum amounts of $1,000,000 in US currency or the Equivalent Amount in Eurocurrency as selected by the Borrower and approved by the Bank for terms of not less than 30 days and not more than 360 days;

(b)	if the Borrower fails to select and to notify the Bank of the Libor Interest Period applicable to any Libor Loan, the Borrower shall be deemed to have selected a 3 month Libor Interest Period;

(c)
the Borrower shalt indemnify and hold the Bank harmless against any loss, cost or expense (including without limitation, any loss incurred by the Bank in liquidating or redeploying deposits acquired to fund or maintain any Libor Loan) incurred by the Bank as a result of:

(i)	repayments, prepayments, conversions, rollovers or cancellations of a Libor Loan other than on the last day of the Libor Interest Period applicable to such Libor Loan, or

(ii)	failure to draw down a Libor Loan on the first day of the Libor Interest Period selected by the Borrower, and

(d)	if the Bank determines, which determination is final, conclusive and binding upon the Borrower, that:

(i)	adequate and fair means do not exist for ascertaining the rate of interest on a Libor Loan,

(ii)	the making or the continuance of a Libor Loan has become impracticable by reason of circumstances which materially and adversely affect the London Interbank Market,

(iii)	deposits in US currency (or other Eurocurrency selected) are not available to the Bank in the London Interbank Market in sufficient amounts in the ordinary course of business for the applicable Libor Interest Period to make or maintain a Libor Loan during such Libor Interest Period, or

(iv)
the cost to the Bank of making or maintaining a Libor Loan does not accurately reflect the effective cost to the Bank thereof or the costs to the Bank are increased or the income receivable by the Bank is reduced in respect of a Libor Loan, then the Bank shall promptly notify the Borrower of such determination and the Borrower shall, prior to the next Interest Determination Date, notify the Bank as to the basis of Borrowing it has selected in substitution for such Libor Loan. If the Borrower does not so notify the Bank, such Libor Loan will automatically be converted into an RBUSBR Loan on the expiry of the then current Libor Interest Period.
Schedule “D” to the agreement dated May 11, 2006, between Barnwell of Canada, Limited as Borrower, and Royal Bank of Canada, as the Bank.
COMPLIANCE CERTIFICATE
I ,     Russell M. Gifford    , the Vice President and CFO of Barnwell of Canada, Limited (the “Borrower”) hereby certify as of May 11, 2006:

1.
I am familiar with and have examined the provisions of the amended and restated letter loan agreement (the “Agreement”) dated May 11, 2006 between Barnwell of Canada, Limited, as Borrower, and Royal Bank of Canada (the “Bank”), as the Bank, and have made reasonable investigations of corporate records and inquiries of other officers and senior personnel of the Borrower and Guarantor. Terms defined in the Agreement have the same meanings when used in this certificate.

2.	The representations and warranties contained in the Agreement are true and correct.

3.
No event or circumstance has occurred which constitutes or which, with the giving of notice, lapse of time, or both, would constitute an Event of Default under the Agreement and there is no reason to believe that during the next fiscal quarter of the Borrower, any such event or circumstance will occur.

Dated this 11th day of May, 2006.

Per:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Vice President and Chief Financial Officer